As filed with the Securities and Exchange Commission on September 9, 2004


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-8352

                                   LKCM Funds
               (Exact name of registrant as specified in charter)



                 c/o Luther King Capital Management Corporation
                         301 Commerce Street, Suite 1600
                              Fort Worth, TX 76102
               (Address of principal executive offices) (Zip code)



                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                              Washington, DC 20036
                     (Name and address of agent for service)



                                 1-800-688-LKCM
               Registrant's telephone number, including area code



Date of fiscal year end: December 31, 2004

Date of reporting period: June 30, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

--------------------------------------------------------------------------------


                                      LKCM
                                      FUNDS


--------------------------------------------------------------------------------



                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                             LKCM INTERNATIONAL FUND

                               Semi-Annual Report
                                  June 30, 2004

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM
Funds:

                                                          SIX        ONE      FIVE YEAR     AVG.
                                                          MONTH      YEAR      AVERAGE     ANNUAL
                                                          TOTAL     TOTAL    ANNUALIZED     TOTAL
                                                         RETURN     RETURN     RETURN      RETURN
                                  INCEPTION     NAV @    ENDED      ENDED      ENDED       SINCE
FUNDS                               DATES     6/30/04   6/30/04    6/30/04    6/30/04      INCEPT.
---------------------            ----------   -------   -------    -------   ----------    -------
LKCM Equity Fund -
  Institutional Class               1/3/96     $12.62     3.10%     17.33%      1.89%        8.72%
  S&P 500 Index1                                          3.44%     19.11%     (2.20)%       9.14%

LKCM Small Cap Equity Fund -
  Institutional Class              7/14/94     $21.94    12.28%     36.96%      11.18%      14.17%
  Russell 2000 Index2                                     6.76%     33.37%       6.63%      10.73%

LKCM Small Cap Equity Fund -
  Adviser Class                     6/5/03     $21.88    12.15%     36.60%        N/A       33.55%
  Russell 2000 Index2                                     6.76%     33.37%        N/A       28.84%

LKCM International Fund           12/30/97      $8.73     2.46%     23.89%      (0.14)%      1.66%
  MSCI/EAFE Index3                                        4.86%     32.85%       0.40%       3.84%

LKCM Balanced Fund                12/30/97     $11.47     2.65%     12.45%       1.64%       4.42%
  S&P 500 Index1                                          3.44%     19.11%      (2.20)%      4.02%
  Lehman Bond Index4                                     (0.11)%    (0.07)%      6.75%       6.41%

LKCM Fixed Income Fund            12/30/97     $10.31    (0.09)%     0.28%       5.99%       5.53%
  Lehman Bond Index4                                     (0.11)%    (0.07)%      6.75%       6.41%

   Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that the original cost. Current performance of the fund may be lower or higher that the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns shown reflect voluntary fee waivers in effect. In the absence of such waivers, performance would be reduced.

1 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

2 The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. The average market capitalization was approximately $900 million.

3 The Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

4 The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $150 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must by publicly issued.

     The U.S. economy continued to expand during the first half of 2004. The stimulative effect of lower tax rates, lower interest rates, money supply growth and deficit spending over the past few years worked. The economy is now in its third year of expansion. With much improved corporate profits and cash flow, businesses are increasing their capital spending as their existing capacity is being utilized and expanding their workforces to meet the higher demand for their goods and services. As the employment situation improves, consumer confidence should improve and lead to increased consumption. Productivity continues to improve and inventories remain in good shape. We still have a positive outlook on the economy.

     While our economic outlook remains positive, it is not without its challenges. Two of the biggest concerns are the potentially negative effects of rising inflation and rising interest rates. Rising oil and gasoline prices are a drag on the economy and have resulted in higher inflation. We believe higher oil prices will be with us for a while due to the lack of capital spent to develop new supplies. As demand for oil has increased, supply growth hasn't been able to keep pace and, as with any commodity, this results in higher prices. Short-term interest rates were increased in June for the first time in four years. The Federal Reserve is reacting to the stronger economy and higher inflation and we anticipate they will continue to increase interest rates going forward. While this is a change from the past, remember that we are still at historically low interest rate levels. Other concerns also include the growing federal deficit, the U.S. dollar, global political stability and terrorism.

     Interest rates rose during the first half of 2004. The Federal Reserve informed the markets in February that rate increases would be coming and ultimately raised the Federal Funds rate in June due to rising inflation and the stronger economy. We still expect both short and long-term interest rates to rise in 2004 and have therefore kept bond maturities relatively short.

     The stock market consolidated and began to rotate towards higher quality, competitively advantaged companies during the first half of 2004. The lower quality, money-losing companies that generated the strongest returns in 2003 have begun to fade and were the weakest part of the market in the first half of 2004. This pattern does not surprise us and is something we've discussed in previous letters. We believe higher quality, dividend-paying companies will continue to outperform. Dividends have historically been a significant part of the stock market's historical total return and we expect more companies to increase their dividends given the lower dividend tax rates, strong cash flows and historically low payout ratios.

     Rising interest rates tend to pose more challenging periods for the stock market as it makes it difficult for price-earnings multiples to expand. Without the expansion of price-earnings multiples, the market will have to depend on rising earnings to drive share prices. Corporate profits have increased nicely this year but have been offset by lower price-earnings multiples. The stock market, as a leading economic indicator, will begin to focus on the earnings and interest rate outlook for 2005.

     We remain optimistic in our outlook for the stock market. That said, we would not be surprised to see the market continue to consolidate while we work through the cross currents of rising corporate profits offset by higher inflation and interest rates. In the meantime, our investors should take comfort in our long-standing investment objectives to focus on shares of competitively advantaged companies that are prudently capitalized, generate high levels of profitability and returns and can be purchased at attractive prices.

     The LKCM Equity Fund is managed to provide long-term capital appreciation and is primarily invested in common stocks of mid to large sized companies. The Fund focuses its investments in quality companies with above-average profitability and reasonable valuations. During the first half of 2004, the Fund returned 3.10% vs. the S&P 500's 3.44% return. As of June 30, 2004, the total net assets in the portfolio were $36.0 million with 90.8% of the net assets invested in common stocks and 9.2% in cash reserves, net of liabilities. The first half of 2004 was a respectable period for our investors. Our performance benefited from our overweight position in the energy sector, the best performing sector this year. This was especially rewarding as our investment decisions proved correct after causing a drag last year. The technology sector investments hindered our overall performance during the period. The Fund remains positioned with a broadly diversified portfolio of quality companies.

     The LKCM Small Cap Equity Fund is managed to maximize capital appreciation through investment primarily in the common stocks of smaller companies. The performance of the Fund's Institutional Class during the period was 12.28% vs. the Russell 2000's 6.76% return. The Fund's strategy focuses on investing in shares of reasonably valued niche companies with above average growth and return prospects. Stock selection and a focus on valuation remain an important component of our success. As of June 30, 2004, the total net assets of the portfolio were $317.0 million with 95.6% of the net assets invested in common stocks and 4.4% in cash reserves, net of liabilities. We generated strong returns for our investors in the first half of 2004. Positive stock selection and sector allocation decisions both contributed to our results. Our decisions to overweight energy and underweight both financials and technology sectors all proved valuable to our results.

     The LKCM Balanced Fund emphasizes current income and long-term capital appreciation. In order to attain the desired reward/risk profile, the Fund invests in a blend of common stocks, convertible securities, government and corporate bonds and cash. We believe our diversified, total return approach proved successful during the first half of 2004 as the Fund returned 2.65% vs. the 3.44% return in the S&P 500 and the (0.11)% return in the Lehman Intermediate Bond Index. As of June 30, 2004, total net assets were $8.7 million and the asset mix contained 68.6% common stocks, 2.6% convertible securities, 26.1% corporate bonds and 2.7% in cash reserves, net of liabilities. The equity sector of the Fund contributed the majority of the Fund's returns for the year. Within the equity sector, our energy exposure added significantly to our performance while technology was a slight drag. We believe the "total return" philosophy of controlling risk via a blend of asset classes remains an attractive investment strategy for long-term investors.

     The LKCM Fixed Income Fund's main objective is current income. The Fund's strategy is to invest in a combination of non-callable bonds for their offensive characteristics and callable bonds as defensive investments in order to create a high quality, low volatility, short- intermediate maturity portfolio. Our primary focus is to identify corporate bonds with strong credit profiles and attractive yields. The Fund had an average duration at June 30, 2004 of 3.2 years and an average quality rating of single A. Relative to the comparable benchmark, the portfolio had a higher percentage of its assets invested in corporate bonds and had a shorter average duration. The Fund's focus on shorter duration and higher credit quality issues was additive to our results. During the first half of 2004, the Fund returned (0.09)% vs. (0.11)% for the Lehman Intermediate Bond Index. As of June 30, 2004, total net assets were $75.4 million and the asset mix was 86.1% in corporate bonds, 9.2% in U.S. Government issues and 4.7% in cash and cash equivalents, net of liabilities.

     The LKCM International Fund currently owns shares of the TT EAFE Fund and comments from TT International Investment Management follow this letter.

     At LKCM, our investment objective is to utilize our proprietary research capabilities in order to achieve superior returns over the market cycle in accordance with the specific objectives of each of the Funds. Our investment strategy is focused on our fundamental research effort combined with adequate diversification and a keen eye on valuation. As always, we focus on attractively valued, competitively advantaged companies with business models supporting high and/or rising returns on invested capital, strong and growing cash flows that can be used to reinvest back into the business and solid balance sheets. This investment process is consistent in all of our Fund offerings and should keep us well positioned for the future. We appreciate the opportunity to exercise our investment talents on your behalf and the trust you have placed in LKCM through your investment in these Funds.

/s/ J. Luther King, Jr., CFA
J. Luther King, Jr., CFA
August 4, 2004

Please refer to the Schedule of Investments found on pages 8-17 and 37-40 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

The LKCM Small Cap Equity Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The LKCM International Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

                     TT INTERNATIONAL INVESTMENT MANAGEMENT

The LKCM International Fund is managed in a style that seeks absolute returns.

FIRST HALF 2004
LKCM INTERNATIONAL FUND: 2.46%                 MSCI EAFE: 4.86%
Portfolio returns were positive for the first half of the year as the Fund progressed 2.5%; although, this was behind the benchmark. Equity markets were volatile throughout the period as the terrorist attacks in Madrid, fears over the future of U.S. interest rates and a slowdown in China's rapid growth rate weighed on investor sentiment. In the second half of the period, investors' attention shifted towards the price of oil as it reached historical highs on concerns about the stability of the Middle East and any impact on supply. As a consequence, the performance of the Fund suffered in relative terms - we remained significantly underweight in oils due to our belief that the long-term outlook for firms in the sector is challenged. In relative terms, the strongest positive returns came from financials and technology, while the consumer discretionary sector detracted from performance as a result of negative stock selection. Financials were the strongest contributor to performance in absolute terms.

FIRST QUARTER 2004
LKCM INTERNATIONAL FUND: 5.63%                 MSCI EAFE: 4.40%
Performance - Japan significantly outperformed other regional indices and accounted for most of the first quarter's positive return. Europe though was the main driver of first quarter's outperformance with strong stock selection helping our portfolio add over 1% relative to the benchmark. Emerging markets also added 0.7% while Japan ended in line - strong stock selection in the banks was offset by negative allocation. Far East ex-Japan cost 0.3% in relative terms.

Markets - Equities sold off in the aftermath of the Madrid bombings. Having made steady progress in the early part of the first quarter, stock markets were badly shaken by the terrorist attacks in Madrid which spurred a widespread flight to quality. Equities subsequently recovered much of their lost ground on the back of stronger economic data, rising expectations for corporate profits and continuing merger and acquisition activity. Data overall were reasonably strong:

     o The U.S. Institute for Supply Management survey was stronger than expected while consumer confidence dipped.

     o Eurozone growth for the fourth quarter came in at just 0.3% although French consumption later rose.

     o Japan's Gross Domestic Product grew by an annualised 7% in the fourth quarter and business confidence moved higher.

Japan's was the standout market in the first quarter. Following early weakness caused by domestic selling, yen strength and fears over U.S. interest rates, mounting evidence of economic recovery being driven by domestic demand rather than just export growth sent share prices sharply higher. Domestic sectors, particularly banks, led the rebound. Asia was also remarkably resilient despite the geopolitical uncertainty caused by the Presidential election in Taiwan and the surprise impeachment of Korea's President Roh.

SECOND QUARTER 2004
LKCM INTERNATIONAL FUND: (3.00)%               MSCI EAFE: 0.44%
Performance - Relative returns hurt by stock selection in Europe. Following a steady start to the quarter markets suffered heavy rotation away from cyclical stocks to more defensive areas. Disappointing stock selection in financials and cyclical sectors in Europe accounted for much of the second quarter's underperformance while allocation to emerging markets and stock selection in Japan were further negatives. Our low weighting in energy also cost 0.5% relative to the benchmark as oil stocks continued to rally on the back of sharply rising crude prices.

Markets - A volatile quarter saw equities rebound following a sharp sell off in May. Having made modest gains at the beginning of the second quarter, European markets fell heavily in thin trading as fears grew over rising interest rates, the oil price and a hard landing in China. Equities later recovered from May's lows as the price of crude slipped back and markets took a more sanguine view on the likely course of U.S. interest rates.

     o The Fed raised short-term interest rates by 0.25% to 1.25%, the first increase in 4 years.

     o Eurozone inflation remained stubbornly high while first quarter growth in the U.K. was revised up.

     o Industrial production in Japan rose strongly in the year to May and unemployment fell.

Japan's stock market was worst affected by investor uncertainty in the second quarter and fell heavily in May on external concerns (U.S. interest rates, oil, China) before bouncing back later on the strength of the domestic recovery story.

At the end of the first half of 2004, the asset base of the Fund was US$38.0m (US$41.2m at Dec 30, 2003).



Past performance does not guarantee future results.

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2004 (UNAUDITED)

-----------------------------------------------------------------------
COMMON STOCKS - 95.59%                         SHARES             VALUE
-----------------------------------------------------------------------
BANKS - 7.35%
  City Bank                                    44,255       $ 1,417,045
  Cullen/Frost Bankers, Inc.                  100,000         4,475,000
  First State Bancorporation                   46,000         1,413,120
  Glacier Bancorp, Inc.                        98,750         2,781,787
  Hibernia Corporation - Class A              125,000         3,037,500
  Southwest Bancorporation
    of Texas, Inc.                             85,000         3,750,200
  Texas Regional Bancshares,
    Inc. - Class A                            140,000         6,427,400
                                                            -----------
                                                             23,302,052
                                                            -----------

BASIC MATERIALS - 6.04%
  Anchor Glass Container
    Corporation                               128,000         1,731,840
  Boise Cascade Corporation                   100,000         3,764,000
  Louisiana-Pacific Corporation               114,100         2,698,465
  Millennium Chemicals Inc. #                 215,000         3,723,800
  Packaging Corp of America                   145,000         3,465,500
  Pope & Talbot, Inc.                         190,000         3,756,300
                                                            -----------
                                                             19,139,905
                                                            -----------

CONSUMER DISCRETIONARY - 18.10%
  Arctic Cat Inc.                              87,400         2,406,122
  Argosy Gaming Company #                      85,000         3,196,000
  Cabela's Incorporated - Class A #             1,000            26,950
  Emmis Communications
    Corporation - Class A #                    45,000           944,100
  Gander Mountain Company #                    98,000         2,249,100
  Gray Television, Inc.                       214,600         2,980,794
  Iron Mountain Incorporated #                 60,000         2,895,600
  La Quinta Corporation -
    Paired # (2)                              430,000         3,612,000
  Laureate Education Inc #                     90,100         3,445,424
  Leapfrog Enterprises, Inc. #                110,900         2,205,801
  Mobile Mini, Inc. #                         210,000         5,966,100
  Multimedia Games, Inc. #                    135,000         3,620,700
  Penn National Gaming, Inc. #                 85,000         2,822,000
  P.F. Chang's China Bistro, Inc. #            71,300         2,933,995
  Sirius Satellite Radio Inc. #               775,000         2,387,000
  Tractor Supply Company #                    160,000         6,691,200
  Viad Corp                                   124,000         3,349,240
  Watson Wyatt & Company
    Holdings                                  136,100         3,627,065
  West Marine, Inc. #                          75,200         2,019,120
                                                            -----------
                                                             57,378,311
                                                            -----------

CONSUMER STAPLES - 7.54%
  Charming Shoppes, Inc. #                    320,000         2,857,600
  Cott Corporation # (1)                      125,000         4,050,000
  Jos. A. Bank Clothiers, Inc. #               96,000         3,013,440



-----------------------------------------------------------------------
COMMON STOCKS                                  SHARES             VALUE
-----------------------------------------------------------------------
CONSUMER STAPLES - 7.54% (CONTINUED)
  Levitt Corporation - Class A #              130,000       $ 3,348,800
  Longs Drug Stores Corporation               142,200         3,394,314
  United Natural Foods, Inc. #                152,200         4,400,102
  WCI Communities, Inc. #                     127,500         2,844,525
                                                            -----------
                                                             23,908,781
                                                            -----------

ENERGY - 6.08%
  Cabot Oil & Gas Corporation                 105,000         4,441,500
  Carrizo Oil & Gas, Inc. #                   232,000         2,368,720
  Denbury Resources Inc. #                    160,000         3,352,000
  Encore Acquisition Company #                100,000         2,790,000
  Hanover Compressor
    Company #                                 292,200         3,477,180
  St. Mary Land & Exploration
    Company                                    80,000         2,852,000
                                                            -----------
                                                             19,281,400
                                                            -----------

FINANCIAL SERVICES - 1.90%
  Bristol West Holdings Inc.                  155,300         2,824,907
  Triad Guaranty Inc. #                        55,000         3,201,000
                                                            -----------
                                                              6,025,907
                                                            -----------

HEALTH CARE - 12.28%
  Apogent Technologies Inc. #                 120,000         3,840,000
  Axcan Pharma Inc. #(1)                      186,800         3,941,480
  Bentley Pharmaceuticals, Inc. #             193,000         2,651,820
  Henry Schein, Inc. #                         39,500         2,494,030
  LifePoint Hospitals, Inc. #                  87,100         3,241,862
  NeighborCare, Inc. #                        101,500         3,179,995
  Province Healthcare Company #               213,500         3,661,525
  PSS World Medical, Inc. #                   276,300         3,094,560
  Sybron Dental Specialties,
    Inc. #                                     75,000         2,238,750
  Triad Hospitals, Inc. #                     116,300         4,329,849
  VISX, Incorporated #                        100,000         2,672,000
  Wright Medical Group, Inc. #                100,000         3,560,000
                                                            -----------
                                                             38,905,871
                                                            -----------

INDUSTRIALS - 11.36%
  Albany International Corp. -
    Class A                                   105,000         3,523,800
  Allegheny Technologies, Inc.                200,000         3,610,000
  Allied Waste Industries, Inc. #             243,000         3,202,740
  Hughes Supply, Inc.                          70,000         4,125,100
  Hydril #                                    100,000         3,150,000
  Lindsay Manufacturing Co.                   225,000         5,404,500
  Reliance Steel & Aluminum Co.               131,250         5,292,000


                     See notes to the financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2004 (UNAUDITED)

-----------------------------------------------------------------------
COMMON STOCKS                                  SHARES             VALUE
-----------------------------------------------------------------------
INDUSTRIALS - 11.36% (CONTINUED)
  Waste Connections, Inc. #                   127,500       $ 3,781,650
  Watts Water Technologies,
    Inc. - Class A                            145,000         3,907,750
                                                            -----------
                                                             35,997,540
                                                            -----------

REAL ESTATE INVESTMENT TRUST - 1.87%
  American Financial Realty
    Trust                                     170,000        $2,429,300
  FelCor Lodging Trust Inc. #                 290,000         3,509,000
                                                            -----------
                                                              5,938,300
                                                            -----------

TECHNOLOGY - 9.43%
  Activision, Inc. #                          228,850         3,638,715
  Arbitron Inc. #                              55,000         2,008,600
  Captiva Software
    Corporation #                             309,900         3,002,931
  Embarcadero Technologies,
    Inc. #                                    166,300         2,055,468
  FormFactor Inc #                            140,000         3,143,000
  Harris Corporation                           80,000         4,060,000
  Kopin Corporation #                         280,000         1,430,800
  Motive, Inc. #                              150,000         1,548,000
  Perot Systems Corporation -
    Class A #                                 235,000         3,118,450
  SERENA Software, Inc. #                     126,700         2,418,703
  Tekelec #                                   190,000         3,452,300
                                                            -----------
                                                             29,876,967
                                                            -----------

TELECOMMUNICATIONS - 4.31%
  Advanced Fibre
    Communications, Inc. #                    130,300         2,632,060
  Anixter International Inc.                  103,700         3,528,911
  j2 Global Communications,
    Inc. #                                    105,000         2,919,000
  KVH Industries, Inc. #                      172,900         2,201,017
  SBA Communications
    Corporation - Class A #                   535,000         2,380,750
                                                            -----------
                                                             13,661,738
                                                            -----------

TRANSPORTATION - 9.33%
  Aviall, Inc. #                              171,000         3,250,710
  EGL, Inc. #                                 200,000         5,320,000
  J.B. Hunt Transport
    Services, Inc.                             73,500         2,835,630
  Kirby Corporation #                         255,000         9,919,500
  Landstar System, Inc. #                      98,000         5,181,260



-----------------------------------------------------------------------
COMMON STOCKS                                  SHARES             VALUE
-----------------------------------------------------------------------
TRANSPORTATION - 9.33% (CONTINUED)
  RailAmerica, Inc. #                          16,666      $    243,324
  RailAmerica, Inc. # r
    (Acquired 2/19/1999,
    Cost $1,831,558)                          193,334         2,822,676
                                                           ------------
                                                             29,573,100
                                                           ------------

TOTAL COMMON STOCKS
    (cost $201,291,195)                                     302,989,872
                                                           ------------

-----------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 3.72%
-----------------------------------------------------------------------
  MONEY MARKET FUNDS - 3.72%
  Federated Cash Trust Series II -
    Treasury Cash Series II                 5,896,647         5,896,647
  SEI Daily Income Trust
    Government Fund -
    Class B                                 5,896,648         5,896,648
                                                           ------------

TOTAL SHORT-TERM INVESTMENTS
  (cost $11,793,295)                                         11,793,295
                                                           ------------

TOTAL INVESTMENTS - 99.31%
  (cost $213,084,490)                                       314,783,167
                                                           ------------

Other Assets, less Liabilities - 0.69%                        2,174,764
                                                           ------------
Total Net Assets - 100.00%                                 $316,957,931
                                                           ============


  #    -  Non-income producing security.

  (1)  -  Foreign security.

  (2) - Security represents equal ownership of LaQuinta Properties, Inc. - Class B and LaQuinta Corp. common stock.

  r    -  Restricted Security. Purchased shares in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.


                     See notes to the financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2004 (UNAUDITED)

-----------------------------------------------------------------------
COMMON STOCK - 90.79%                          SHARES             VALUE
-----------------------------------------------------------------------
BANKS - 8.41%
  Bank of America Corporation                  10,000       $   846,200
  The Bank of New York
    Company, Inc.                              11,000           324,280
  Bank One Corporation                          6,500           331,500
  Cullen/Frost Bankers, Inc.                   17,000           760,750
  Hibernia Corporation - Class A               15,000           364,500
  Wells Fargo & Company                         7,000           400,610
                                                            -----------
                                                              3,027,840
                                                            -----------

BASIC MATERIALS - 4.97%
  Boise Cascade Corporation                    10,000           376,400
  E.I. du Pont de Nemours and
    Company                                    10,000           444,200
  Temple-Inland Inc.                           14,000           969,500
                                                            -----------
                                                              1,790,100
                                                            -----------

CONSUMER DISCRETIONARY - 9.70%
  Clear Channel
    Communications, Inc.                       15,000           554,250
  Gannett Co., Inc.                             8,000           678,800
  The Home Depot, Inc.                         20,000           704,000
  Newell Rubbermaid Inc.                       19,500           458,250
  Tiffany & Co.                                15,400           567,490
  Time Warner Inc. #                           30,000           527,400
                                                            -----------
                                                              3,490,190
                                                            -----------

CONSUMER STAPLES - 11.10%
  The Coca-Cola Company                         7,000           353,360
  CVS Corporation                               8,000           336,160
  Kimberly-Clark Corporation                   11,500           757,620
  Kohl's Corporation #                          7,500           317,100
  Kraft Foods Inc. - Class A                    9,000           285,120
  McCormick & Company,
    Incorporated (2)                           12,600           428,400
  PepsiCo, Inc.                                15,000           808,200
  The Procter & Gamble Company                 13,000           707,720
                                                            -----------
                                                              3,993,680
                                                            -----------

ENERGY - 12.21%
  Anadarko Petroleum Corporation               10,000           586,000
  BJ Services Company #                         9,000           412,560
  Burlington Resources Inc.                    13,000           470,340
  EOG Resources, Inc.                           9,000           537,390
  Exxon Mobil Corporation                      18,000           799,380
  Halliburton Company                          16,000           484,160
  Noble Corporation #(1)                       10,000           378,900
  Noble Energy, Inc.                            8,000           408,000
  XTO Energy, Inc.                             10,600           315,774
                                                            -----------
                                                              4,392,504
                                                            -----------


-----------------------------------------------------------------------
COMMON STOCK                                   SHARES             VALUE
-----------------------------------------------------------------------
FINANCIAL SERVICES - 4.38%
  American International Group,
    Inc.                                        4,200        $  299,376
  Citigroup Inc.                                9,000           418,500
  Morgan Stanley                                5,700           300,789
  Prudential Financial, Inc.                   12,000           557,640
                                                            -----------
                                                              1,576,305
                                                            -----------

HEALTH CARE - 6.53%
  Abbott Laboratories                           8,000           326,080
  Merck & Co. Inc.                             10,000           475,000
  Omnicare, Inc.                                6,000           256,860
  Pfizer Inc.                                  16,400           562,192
  Schering-Plough Corporation                  25,000           462,000
  Teva Pharmaceutical Industries
    Ltd. - ADR (1)                              4,000           269,160
                                                            -----------
                                                              2,351,292
                                                            -----------

INDUSTRIALS - 13.34%
  Allied Waste Industries, Inc. #              60,000           790,800
  General Electric Company                     24,000           777,600
  Honeywell International Inc.                 24,000           879,120
  Masco Corporation                            18,000           561,240
  Raytheon Company                             22,000           786,940
  Tyco International Ltd. (1)                  10,000           331,400
  Waste Management, Inc.                       22,000           674,300
                                                            -----------
                                                              4,801,400
                                                            -----------

TECHNOLOGY - 17.44%
  BEA Systems, Inc. #                          30,000           246,600
  BMC Software, Inc. #                         25,000           462,500
  Cisco Systems, Inc. #                        25,000           592,500
  Dell Inc. #                                  25,700           920,574
  EMC Corporation #                            30,000           342,000
  Intel Corporation                            20,000           552,000
  International Business Machines
    Corporation                                 5,000           440,750
  Microsoft Corporation                        20,000           571,200
  Motorola, Inc.                               34,000           620,500
  Oracle Corporation #                         45,000           536,850
  Texas Instruments Incorporated               25,000           604,500
  VERITAS Software
    Corporation #                              14,000           387,800
                                                            -----------
                                                              6,277,774
                                                            -----------

                     See notes to the financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2004 (UNAUDITED)

-----------------------------------------------------------------------
COMMON STOCK                                   SHARES             VALUE
-----------------------------------------------------------------------
TELECOMMUNICATIONS - 2.71%
  SBC Communications Inc.                      11,100        $  269,175
  Verizon Communications Inc.                  19,500           705,705
                                                            -----------
                                                                974,880
                                                            -----------

TOTAL COMMON STOCKS
    (cost $26,443,816)                                       32,675,965
                                                            -----------

-----------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 8.86%
-----------------------------------------------------------------------
MONEY MARKET FUNDS - 6.08%
  Federated Cash Trust Series II -
    Treasury Cash Series II                 1,095,359         1,095,359
  SEI Daily Income Trust
    Government Fund -
    Class B                                 1,095,359         1,095,359
                                                            -----------

TOTAL MONEY MARKET FUNDS
  (cost $2,190,718)                                           2,190,718
                                                            -----------

-----------------------------------------------------------------------
                                            PRINCIPAL
-----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY ISSUES - 2.78%
  U.S. Treasury Bill,
    0.95%, 7/8/04                         $ 1,000,000           999,808
                                                            -----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
  (cost $999,808)                                               999,808
                                                            -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $3,190,526)                                           3,190,526
                                                            -----------

TOTAL INVESTMENTS - 99.65%
  (cost $29,634,342)                                         35,866,491
                                                            -----------

Other Assets, less Liabilities - 0.35%                          124,335
                                                            -----------
Total Net Assets - 100.00%                                  $35,990,826
                                                            ===========



  #    -  Non-income producing security.
  (1)  -  Foreign security.
  (2)  -  Non-voting shares.
 ADR   -  American Depository Receipts.


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2004 (UNAUDITED)

-----------------------------------------------------------------------
COMMON STOCKS - 68.57%                         SHARES             VALUE
-----------------------------------------------------------------------
BANKS - 7.09%
  Bank of America Corporation                     900        $   76,158
  The Bank of New York
    Company, Inc.                               4,000           117,920
  Charter One Financial, Inc.                   1,800            79,542
  Cullen/Frost Bankers, Inc.                    2,600           116,350
  Mellon Financial Corporation                  3,440           100,895
  Wells Fargo & Company                         2,200           125,906
                                                            -----------
                                                                616,771
                                                            -----------

BASIC MATERIALS - 3.90%
  Boise Cascade Corporation                     2,500            94,100
  E.I. du Pont de Nemours and
    Company                                     2,400           106,608
  Temple-Inland Inc.                            2,000           138,500
                                                            -----------
                                                                339,208
                                                            -----------

CONSUMER DISCRETIONARY - 6.20%
  Gentex Corporation                            2,200            87,296
  Harte-Hanks, Inc.                             4,000            97,640
  The Home Depot, Inc.                          3,400           119,680
  Viacom Inc. - Class B                         2,887           103,124
  Wal-Mart Stores, Inc.                         2,500           131,900
                                                            -----------
                                                                539,640
                                                            -----------

CONSUMER STAPLES - 8.12%
  The Coca-Cola Company                         2,300           116,104
  Colgate-Palmolive Company                     2,300           134,435
  Kimberly-Clark Corporation                    1,800           118,584
  Kohl's Corporation #                          2,300            97,244
  Kraft Foods Inc. - Class A                    3,500           110,880
  PepsiCo, Inc.                                 2,400           129,312
                                                            -----------
                                                                706,559
                                                            -----------

ENERGY - 8.50%
  Anadarko Petroleum Corporation                2,500           146,500
  EOG Resources, Inc.                           2,000           119,420
  Exxon Mobil Corporation                       4,000           177,640
  Noble Corporation #(1)                        2,000            75,780
  Schlumberger Limited (1)                      2,150           136,546
  Unocal Corporation                            2,200            83,600
                                                            -----------
                                                                739,486
                                                            -----------

FINANCIAL SERVICES - 6.11%
  American International Group, Inc.            1,852           132,011
  Automatic Data Processing, Inc.               3,000           125,640
  Citigroup Inc.                                2,066            96,069
  First Data Corporation                        2,600           115,752
  H&R Block, Inc.                               1,300            61,984
                                                            -----------
                                                                531,456
                                                            -----------


-----------------------------------------------------------------------
COMMON STOCKS                                  SHARES             VALUE
-----------------------------------------------------------------------
HEALTH CARE - 9.19%
  Abbott Laboratories                           1,900        $   77,444
  Alcon, Inc. (1)                               1,700           133,705
  Medtronic, Inc.                               2,300           112,056
  Omnicare, Inc.                                1,900            81,339
  Pfizer Inc.                                   2,900            99,412
  Schering-Plough Corporation                   3,500            64,680
  Teva Pharmaceutical Industries
    Ltd. - ADR (1)                              1,500           100,935
  Triad Hospitals, Inc. #                       3,500           130,305
                                                            -----------
                                                                799,876
                                                            -----------

INDUSTRIALS - 6.50%
  General Dynamics Corporation                  1,000            99,300
  General Electric Company                      4,800           155,520
  Raytheon Company                              3,132           112,032
  United Technologies Corporation               1,000            91,480
  Waste Management, Inc.                        3,500           107,275
                                                            -----------
                                                                565,607
                                                            -----------

TECHNOLOGY - 9.41%
  Cisco Systems, Inc. #                         3,900            92,430
  Dell Inc. #                                   2,900           103,878
  Harris Corporation                            2,200           111,650
  Intel Corporation                             2,900            80,040
  International Business
    Machines Corporation                        1,000            88,150
  Microsoft Corporation                         3,100            88,536
  Motorola, Inc.                                4,500            82,125
  SunGard Data Systems Inc. #                   3,000            78,000
  Texas Instruments Incorporated                3,900            94,302
                                                            -----------
                                                                819,111
                                                            -----------

TELECOMMUNICATIONS - 3.55%
  ALLTEL Corporation                            2,200          $111,364
  SBC Communications Inc.                       3,500            84,875
  Verizon Communications Inc.                   3,100           112,189
                                                            -----------
                                                                308,428
                                                            -----------

TOTAL COMMON STOCKS
    (cost $5,352,057)                                         5,966,142
                                                            -----------


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2004 (UNAUDITED)

-----------------------------------------------------------------------
CORPORATE
BONDS - 26.13%                              PRINCIPAL             VALUE
-----------------------------------------------------------------------
BANKS - 2.17%
  Bancwest Corporation,
    8.30%, 1/15/2011                         $ 75,000        $   87,993
  The Bank of New York
    Company, Inc.,
    3.90%, 9/1/2007                           100,000           101,003
                                                            -----------
                                                                188,996
                                                            -----------

BASIC MATERIALS - 1.21%
  Weyerhaeuser Company,
    5.95%, 11/1/2008                          100,000           105,647
                                                            -----------

CONSUMER DISCRETIONARY - 2.84%
  J.C. Penney Company, Inc.,
    6.50%, 12/15/2007                          60,000            63,075
  Viacom Inc.,
    6.40%, 1/30/2006                          100,000           105,188
  Wal-Mart Stores, Inc.,
    5.45%, 8/1/2006                            75,000            78,541
                                                            -----------
                                                                246,804
                                                            -----------

CONSUMER STAPLES - 0.98%
  CVS Corporation,
    3.875%, 11/1/2007                          85,000            85,132
                                                            -----------

ENERGY - 3.64%
  Anadarko Petroleum Corporation,
    3.25%, 5/1/2008                           100,000            97,641
  Burlington Resources Finance
    Company (1),
    6.68%, 2/15/2011                          100,000           109,469
  EOG Resources, Inc.,
    6.50%, 12/1/2007                          100,000           109,251
                                                            -----------
                                                                316,361
                                                            -----------

FINANCIAL SERVICES - 8.29%
  American General Corporation,
    6.75%, 6/15/2005                          100,000           103,972
  Citicorp,
    6.75%, 8/15/2005                          100,000           104,648
  First Data Corporation,
    4.70%, 11/1/2006                          100,000           103,283
  Lehman Brothers Holdings Inc.,
    8.25%, 6/15/2007                          100,000           112,523
  Morgan Stanley Group, Inc.,
    6.875%, 3/1/2007                          100,000           108,575
  Pitney Bowes Credit Corporation,
    5.75%, 8/15/2008                          100,000           106,287


-----------------------------------------------------------------------
CORPORATE
BONDS                                       PRINCIPAL             VALUE
-----------------------------------------------------------------------
FINANCIAL SERVICES - 8.29% (CONTINUED)
  Prudential Funding LLC r,
    6.60%, 5/15/2008
    (Acquired 8/7/2003,
    Cost $83,023)                            $ 75,000        $   81,858
                                                            -----------
                                                                721,146
                                                            -----------

INDUSTRIALS - 2.41%
  Raytheon Company,
    6.00%, 12/15/2010                         100,000           105,727
  United Technologies
    Corporation,
    4.875%, 11/1/2006                         100,000           103,754
                                                            -----------
                                                                209,481
                                                            -----------

TECHNOLOGY - 2.85%
  Harris Corporation,
    6.35%, 2/1/2028                           110,000           115,540
  Motorola, Inc.,
    6.75%, 2/1/2006                           100,000           105,195
  Oracle Corporation,
    6.91%, 2/15/2007                           25,000            26,976
                                                            -----------
                                                                247,711
                                                            -----------

TELECOMMUNICATIONS - 0.59%
  Chesapeake & Potomac
    Telephone Company,
    6.125%, 7/15/2005                          50,000            51,856
                                                            -----------

UTILITY - 1.15%
  FPL Group Capital Inc.,
    3.25%, 4/11/2006                          100,000           100,350
                                                            -----------

TOTAL CORPORATE BONDS
    (cost $2,208,270)                                         2,273,484
                                                            -----------


-----------------------------------------------------------------------
CONVERTIBLE PREFERRED
STOCKS - 2.63%                                 SHARES
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY - 0.78%
  Tribune Company,
    2.00%, 5/15/2029                              830            67,811
                                                            -----------

FINANCIAL SERVICES - 1.85%
  Prudential Financial, Inc., 6.75%             2,300           160,839
                                                            -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
    (cost $223,157)                                             228,650
                                                            -----------


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2004 (UNAUDITED)

-----------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 1.49%                            SHARES             VALUE
-----------------------------------------------------------------------
MONEY MARKET FUNDS - 1.49%
  Federated Cash Trust Series II -
    Treasury Cash Series II                    64,816       $    64,816
  SEI Daily Income Trust
    Government Fund - Class B                  64,816            64,816
                                                            -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $129,632)                                               129,632
                                                            -----------

TOTAL INVESTMENTS - 98.82%
  (cost $7,913,116)                                           8,597,908

Other Assets, less Liabilities - 1.18%                          102,455
                                                            -----------
Total Net Assets - 100.00%                                  $ 8,700,363
                                                            ===========



  #    -  Non-income producing security.
  (1)  -  Foreign security.
 ADR   -  American Depository Receipts.
  r    -  Restricted Security. Purchased shares in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2004 (UNAUDITED)


-----------------------------------------------------------------------
CORPORATE
BONDS - 84.70%                              PRINCIPAL             VALUE
-----------------------------------------------------------------------
BANKS - 5.85%
  The Bank of New York
    Company, Inc.,
    5.20%, 7/1/2007                       $ 1,000,000        $1,044,760
  First Chicago Corporation,
    6.375%, 1/30/2009                       1,000,000         1,081,572
  Nationsbank Corporation:
    6.875%, 2/15/2005                       1,000,000         1,027,169
    6.375%, 2/15/2008                         350,000           377,446
  SunTrust Banks, Inc.,
    6.25%, 6/1/2008                           811,000           877,375
                                                            -----------
                                                              4,408,322
                                                            -----------

BASIC MATERIALS - 5.11%
  Alcoa Inc.,
    4.25%, 8/15/2007                          750,000           761,496
  Freeport-McMoRan
    Copper & Gold, Inc.,
    Callable 2/1/2007,
    10.125%, 2/1/2010                         975,000         1,082,250
  Packaging Corp of America,
    5.75%, 8/1/2013                         1,000,000           993,336
  Weyerhaeuser Company,
    5.95%, 11/1/2008                          965,000         1,019,490
                                                            -----------
                                                              3,856,572
                                                            -----------

CONSUMER DISCRETIONARY - 9.15%
  CBS Corporation,
    7.15%, 5/20/2005                        1,045,000         1,086,047
  Clear Channel
    Communications, Inc.,
    4.625%, 1/15/2008                         725,000           733,237
  Dollar General Corporation,
    Putable 6/15/2005,
    8.625%, 6/15/2010                       1,095,000         1,222,294
  J.C. Penney Company, Inc.,
    6.50%, 12/15/2007                         915,000           961,894
  Target Corporation,
    7.50%, 2/15/2005                        1,000,000         1,030,830
  Viacom Inc.,
    5.625%, 8/15/2012                        $800,000          $818,230
  Wal-Mart Stores, Inc.,
    5.45%, 8/1/2006                         1,000,000         1,047,214
                                                            -----------
                                                              6,899,746
                                                            -----------

CONSUMER STAPLES - 3.94%
  Anheuser-Busch Companies, Inc.,
    Callable 1/15/2006,
    5.75%, 1/15/2011                          588,000           605,668
  CVS Corporation,
    3.875%, 11/1/2007                         535,000           535,833
  Kimberly-Clark Corporation,
    7.10%, 8/1/2007                           500,000           553,820


-----------------------------------------------------------------------
CORPORATE
BONDS                                       PRINCIPAL             VALUE
-----------------------------------------------------------------------
CONSUMER STAPLES - 3.94% (CONTINUED)
PepsiCo, Inc.:
    3.20%, 5/15/2007                       $  500,000        $  497,482
    5.75%, 1/15/2008                          730,000           778,327
                                                            -----------
                                                              2,971,130
                                                            -----------

ENERGY - 12.46%
  Amerada Hess Corporation,
    6.65%, 8/15/2011                          950,000         1,006,720
  Anadarko Petroleum Corporation,
    3.25%, 5/1/2008                         1,150,000         1,122,876
  Baker Hughes Incorporated,
    6.00%, 2/15/2009                          857,000           917,089
  Burlington Resources Finance
    Company (1),
    6.68%, 2/15/2011                        1,070,000         1,171,322
  Conoco Inc.,
    6.35%, 4/15/2009                        1,000,000         1,087,787
  EOG Resources, Inc.,
    6.50%, 12/1/2007                        1,000,000         1,092,510
  Kerr-McGee Corporation,
    6.875%, 9/15/2011                       1,000,000         1,077,292
  Transocean Inc. (1),
    6.625%, 4/15/2011                         800,000           874,139
  XTO Energy, Inc.,
    6.25%, 4/15/2013                        1,000,000         1,042,012
                                                            -----------
                                                              9,391,747
                                                            -----------

FINANCIAL SERVICES - 15.92%
  American General Finance
    Corporation,
    5.875%, 12/15/2005                       $200,000          $209,176
  Block Financial Corporation:
    6.75%, 11/1/2004                        1,155,000         1,173,172
    8.50%, 4/15/2007                          490,000           550,270
  Citicorp,
    7.00%, 7/1/2007                         1,157,000         1,261,087
  First Data Corporation:
    4.70%, 11/1/2006                          235,000           242,715
    6.375%, 12/15/2007                        400,000           435,407
  The Goldman Sachs Group, Inc.,
    5.25%, 4/1/2013                         1,000,000           978,993
  Lehman Brothers Holdings, Inc.,
    8.25%, 6/15/2007                        1,000,000         1,125,227
  Mellon Funding Corporation,
    6.40%, 5/14/2011                        1,292,000         1,406,558
  Morgan Stanley Group, Inc.,
    6.875%, 3/1/2007                        1,000,000         1,085,745
  Pitney Bowes Credit Corporation,
    5.75%, 8/15/2008                        1,000,000         1,062,872
  Prudential Funding LLC r,
    6.60%, 5/15/2008
    (Acquired 8/7/2003,
    Cost $1,189,997)                        1,075,000         1,173,301



                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2004 (UNAUDITED)

-----------------------------------------------------------------------
CORPORATE
BONDS                                       PRINCIPAL             VALUE
-----------------------------------------------------------------------
FINANCIAL SERVICES - 15.92% (CONTINUED)
  Wells Fargo Financial, Inc.,
    6.125%, 2/15/2006                     $ 1,231,000       $ 1,296,081
                                                            -----------
                                                             12,000,604
                                                            -----------

HEALTHCARE - 3.40%
  Becton, Dickinson and Company,
    Callable 1/15/2005,
    8.70%, 1/15/2025                        1,030,000         1,100,499
  Cardinal Health, Inc.,
    6.75%, 2/15/2011                          250,000           276,128
  HCA Inc.:
    6.91%, 6/15/2005                        1,000,000         1,029,878
    5.25%, 11/6/2008                          160,000           159,163
                                                            -----------
                                                              2,565,668
                                                            -----------

INDUSTRIALS - 11.11%
  Allied Waste Industries, Inc.,
    5.75%, 2/15/2011                        1,000,000           952,500
  General Dynamics Corporation,
    4.50%, 8/15/2010                        1,400,000         1,395,236
  General Electric Capital Corporation,
    6.80%, 11/1/2005                        1,000,000         1,054,074
  Lockheed Martin Corporation,
    8.20%, 12/1/2009                          820,000           961,964
  Raytheon Company,
    6.00%, 12/15/2010                         725,000           766,522
  Tyco International Group SA(1):
    6.125%, 11/1/2008                         200,000           212,977
    6.00%, 11/15/2013                         950,000           978,355
  United Technologies Corporation,
    4.875%, 11/1/2006                         840,000           871,530
  Waste Management, Inc.,
    7.375%, 8/1/2010                        1,049,000         1,180,043
                                                            -----------
                                                              8,373,201
                                                            -----------

REAL ESTATE INVESTMENT TRUSTS - 2.67%
  Camden Property Trust,
    7.00%, 11/15/2006                         800,000           846,623
  EOP Operating Limited Partnership,
    5.875%, 1/15/2013                       1,150,000         1,168,046
                                                            -----------
                                                              2,014,669
                                                            -----------

TECHNOLOGY - 8.71%
  Computer Associates International, Inc.,
    6.375%, 4/15/2005                       1,000,000         1,026,448
  Dell Inc.,
    6.55%, 4/15/2008                        1,000,000         1,090,391
  Hewlett-Packard Company,
    5.50%, 7/1/2007                         1,000,000         1,052,891
  International Business
    Machines Corporation,
    4.375%, 6/1/2009                          500,000           502,034


-----------------------------------------------------------------------
CORPORATE
BONDS                                       PRINCIPAL             VALUE
-----------------------------------------------------------------------
TECHNOLOGY - 8.71% (CONTINUED)
  Motorola, Inc.,
    6.75%, 2/1/2006                       $ 1,100,000       $ 1,157,149
  Oracle Corporation,
    6.91%, 2/15/2007                         $675,000          $728,348
  Texas Instruments Incorporated,
    7.00%, 8/15/2004                        1,000,000         1,005,696
                                                            -----------
                                                              6,562,957
                                                            -----------

TELECOMMUNICATIONS - 2.16%
  ALLTEL Corporation,
    6.75%, 9/15/2005                        1,225,000         1,284,131
  GTE Florida Inc.,
    6.25%, 11/15/2005                         330,000           344,520
                                                            -----------
                                                              1,628,651
                                                            -----------

UTILITIES - 4.22%
  Progress Energy, Inc.,
    5.85%, 10/30/2008                       1,000,000         1,047,802
  Southern Company Capital
    Funding, Inc.,
    5.30%, 2/1/2007                         1,000,000         1,054,640
  TXU Corp.,
    6.375%, 6/15/2006                       1,020,000         1,079,305
                                                            -----------
                                                              3,181,747
                                                            -----------

TOTAL CORPORATE BONDS
    (cost $63,529,344)                                       63,855,014
                                                            -----------


-----------------------------------------------------------------------
FIRST MORTGAGE BOND - 1.40%
-----------------------------------------------------------------------
UTILITY - 1.40%
PP&L, Inc.,
    6.55%, 3/1/2006                         1,000,000         1,055,066
                                                            -----------

TOTAL FIRST MORTGAGE BOND
  (cost $982,305)                                             1,055,066
                                                            -----------


-----------------------------------------------------------------------
U.S. GOVERNMENT &
AGENCY ISSUES - 9.18%
-----------------------------------------------------------------------
  Federal Home Loan Bank,
    Callable 9/26/2004,
    3.35%, 12/26/2008                       1,000,000           970,871
  U.S. Treasury Notes:
    7.25%, 8/15/2004                        1,000,000         1,007,657
    7.50%, 2/15/2005                        1,000,000         1,035,391
    6.50%, 5/15/2005                        1,000,000         1,038,594
    3.125%, 4/15/2009                       1,000,000           971,915
    5.50%, 5/15/2009                        1,000,000         1,077,188
    5.75%, 8/15/2010                          750,000           817,969
                                                            -----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (cost $6,912,245)                                         6,919,585
                                                            -----------


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2004 (UNAUDITED)


-----------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 1.59%                            SHARES             VALUE
-----------------------------------------------------------------------
MONEY MARKET FUNDS - 1.59%
  Federated Cash Trust Series II -
    Treasury Cash Series II                   599,077        $  599,077
  SEI Daily Income Trust
    Government Fund - Class B                 599,076           599,076
                                                            -----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $1,198,153)                                           1,198,153
                                                            -----------

TOTAL INVESTMENTS - 96.87%
  (cost $72,622,047)                                         73,027,818
                                                            -----------

Other Assets, less Liabilities - 3.13%                        2,357,317
                                                            -----------
Total Net Assets - 100.00%                                 $ 75,385,135
                                                            ===========


  (1)  - Foreign security.
  r    - Restricted Security. Purchased shares in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.


                     See notes to the financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 2004 (UNAUDITED)

                                           LKCM                        LKCM         LKCM           LKCM
                                        SMALL CAP        LKCM        BALANCED   FIXED INCOME   INTERNATIONAL
                                       EQUITY FUND   EQUITY FUND       FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value * ............  $314,783,167   $35,866,491    $8,597,908   $73,027,818   $37,966,545**
Dividends and interest receivable ..        87,271        27,316        38,718     1,163,895            --
Receivable for investments sold ....     2,318,092            --       104,887     1,046,391            --
Receivable from Adviser.............            --            --         1,257            --            --
Receivable for fund shares sold ....       397,933       129,940        73,691       456,048            --
Other assets........................        32,546        17,386         4,144        10,654         6,720
                                      ------------   -----------    ----------   -----------   -----------
    Total assets....................   317,619,009    36,041,133     8,820,605    75,704,806    37,973,265
                                      ------------   -----------    ----------   -----------   -----------

LIABILITIES:
Payable for investments purchased ..            --            --       107,980       214,292            --
Payable for investment
  advisory fees ....................       554,839        25,708            --        75,367        35,738
Distribution expense payable .......         5,041            --            --            --            --
Accrued expenses and other
  liabilities ......................       101,198        24,599        12,262        30,012        18,629
                                      ------------   -----------    ----------   -----------   -----------
    Total liabilities...............       661,078        50,307       120,242       319,671        54,367
                                      ------------   -----------    ----------   -----------   -----------
NET ASSETS..........................  $316,957,931   $35,990,826    $8,700,363   $75,385,135   $37,918,898
                                      ============   ===========    ==========   ===========   ===========

NET ASSETS CONSIST OF:

Paid in capital.....................  $184,854,922   $29,767,024    $8,275,903   $75,215,593   $73,202,716
Undistributed net investment
  income ...........................            --       159,775            --        91,604       237,706
Accumulated net realized gain (loss)
  on securities and foreign
  currency transactions.............    30,404,332      (168,122)     (260,332)     (327,833)  (37,652,937)
Net unrealized appreciation on:
  Investments.......................   101,698,677     6,232,149       684,792       405,771     2,090,590
  Other assets and liabilities
  denominated in foreign currency ..            --            --            --            --        40,823
                                      ------------   -----------    ----------   -----------   -----------
Net assets..........................  $316,957,931   $35,990,826    $8,700,363   $75,385,135   $37,918,898
                                      ============   ===========    ==========   ===========   ===========

INSTITUTIONAL CLASS***
Net assets..........................  $311,787,194   $35,990,826    $8,700,363   $75,385,135   $37,918,898
Shares of beneficial interest
  outstanding (unlimited shares
  of no par value authorized) ......    14,213,359     2,851,851       758,857     7,308,305     4,344,696
Net asset value per share
  (offering and redemption price) ..  $      21.94   $     12.62    $    11.47   $     10.31   $      8.73
                                      ============   ===========    ==========   ===========   ===========

ADVISER CLASS
Net assets.........................   $  5,170,737
Shares of beneficial interest
  outstanding (unlimited shares of
  no par value authorized) ........        236,352
Net asset value per share
  (offering and redemption
  price) ..........................   $      21.88
                                      ============

* Cost of Investments..............   $213,084,490   $29,634,342    $7,913,116   $72,622,047
                                      ============   ===========    ==========   ===========

** Investments in the Master Portfolio.

***Currently, only the Small Cap Equity and Equity Funds offer a second class.


                     See notes to the financial statements.

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                           LKCM                        LKCM         LKCM           LKCM
                                        SMALL CAP        LKCM        BALANCED   FIXED INCOME   INTERNATIONAL
                                       EQUITY FUND   EQUITY FUND       FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *........................    $   728,673   $   232,224     $  59,646    $       --    $  480,080
Interest...........................         30,582         6,948        52,747     1,625,789         7,082
Expenses allocated from
  Master Portfolio.................             --            --            --            --      (168,933)
                                       -----------   -----------     ---------    ----------    ----------
    Total income...................        759,255       239,172       112,393     1,625,789       318,229
                                       -----------   -----------     ---------    ----------    ----------

EXPENSES:
Investment advisory fees...........      1,079,324       120,396        28,443       179,667       103,924
Distribution expense -
  Adviser Class ...................          5,075            --            --            --            --
Administrative fees................        112,817        22,486        10,060        25,418        22,839
Accounting and transfer agent fees
  and expenses.....................         66,476        34,466        18,740        31,816        17,118
Professional fees..................         51,014         6,308         1,764        13,186         8,749
Custody fees and expenses..........         17,810         2,284         1,832         3,508           860
Federal and state registration ....         20,178        14,688         3,584         7,870         6,020
Reports to shareholders............         10,262         1,274           364         2,668         2,061
Trustees' fees.....................          7,924         1,016           314         2,128         1,297
Other..............................         10,672         1,365           410         2,962         2,734
                                       -----------   -----------     ---------    ----------    ----------
  Total expenses...................      1,381,552       204,283        65,511       269,223       165,602
  Less, expense waiver and/or
    reimbursement..................             --       (66,688)      (30,504)      (35,656)      (85,079)
                                       -----------   -----------     ---------    ----------    ----------
  Net expenses.....................      1,381,552       137,595        35,007       233,567        80,523
                                       -----------   -----------     ---------    ----------    ----------
NET INVESTMENT INCOME (LOSS) ......       (622,297)      101,577        77,386     1,392,222       237,706
                                       -----------   -----------     ---------    ----------    ----------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments......................     22,087,387       609,391        59,192        15,736     3,260,737**
  Foreign currency transactions ...             --            --            --            --      (166,436)**
                                       -----------   -----------     ---------    ----------    ----------
                                        22,087,387       609,391        59,192        15,736     3,094,301
                                       -----------   -----------     ---------    ----------    ----------
Net change in unrealized
  appreciation/ depreciation on:
  Investments......................     12,729,450       371,777        87,448    (1,561,566)   (2,446,266)**
  Foreign currency transactions ...             --            --            --            --        26,971**
                                       -----------   -----------     ---------    ----------    ----------
                                        12,729,450       371,777        87,448    (1,561,566)   (2,419,295)
                                       -----------   -----------     ---------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENT.............     34,816,837       981,168       146,640    (1,545,830)      675,006
                                       -----------   -----------     ---------    ----------    ----------

NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM OPERATION ........    $34,194,540   $ 1,082,745     $ 224,026    $ (153,608)   $  912,712
                                       ===========   ===========     =========    ==========    ==========

* Net of Foreign Taxes Withheld ...    $        --   $       168     $     493    $       --    $  (59,157)
                                       ===========   ===========     =========    ==========    ==========
** Allocated from the Master Portfolio


                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                            LKCM
                                                     SMALL CAP EQUITY FUND                                EQUITY FUND
                                           ----------------------------------------        ---------------------------------------
                                           Six Months Ended             Year Ended         Six Months Ended            Year Ended
                                             June 30, 2004             December 31,          June 30, 2004            December 31,
                                              (Unaudited)                   2003               (Unaudited)                 2003
                                              ------------             ------------            -----------             -----------
OPERATIONS:
Net investment income (loss)................    $ (622,297)             $ (1,042,494)           $  101,577              $  208,458
Net realized gain (loss) on investments ....    22,087,387                22,491,811               609,391                 (42,675)
Net change in unrealized
  appreciation/depreciation
  on investments............................    12,729,450                49,805,401               371,777               6,269,445
                                              ------------             ------------            -----------             -----------
    Net increase in net assets
      resulting from operations.............    34,194,540                71,254,718             1,082,745               6,435,228
                                              ------------             ------------            -----------             -----------

DIVIDENDS AND DISTRIBUTIONS
  TO INSTITUTIONAL CLASS SHAREHOLDERS:
Net investment income.......................            --                       --                     --                (204,369)
Net realized gain on investments............            --              (13,042,513)                    --                      --
                                              ------------             ------------            -----------             -----------
                                                        --              (13,042,513)                    --                (204,369)
                                              ------------             ------------            -----------             -----------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS:
Net realized gain on investments............            --                 (177,235)                    --                      --
                                              ------------             ------------            -----------             -----------

NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C)..........    12,285,348                5,557,439              1,178,908               2,826,460
                                              ------------             ------------            -----------             -----------
    Total increase in net assets............    46,479,888               63,592,409              2,261,653               9,057,319

NET ASSETS:
Beginning of period.........................   270,478,043              206,885,634             33,729,173              24,671,854
                                              ------------             ------------            -----------             -----------
End of period *.............................  $316,957,931             $270,478,043            $35,990,826             $33,729,173
                                              ============             ============            ===========             ===========
* Including undistributed net
  investment income of:.....................  $         --             $         --            $   159,775             $    58,198
                                              ============             ============            ===========             ===========


                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                             LKCM                                            LKCM
                                                         BALANCED FUND                                FIXED INCOME FUND
                                           ----------------------------------------        ---------------------------------------
                                           Six Months Ended             Year Ended         Six Months Ended            Year Ended
                                             June 30, 2004             December 31,          June 30, 2004            December 31,
                                              (Unaudited)                   2003               (Unaudited)                 2003
                                              ------------             ------------            -----------             -----------
OPERATIONS:
Net investment income.......................  $     77,386             $    148,895            $ 1,392,222             $ 2,517,118
Net realized gain (loss) on investments ....        59,192                  (18,241)                15,736                 165,162
Net change in unrealized
  appreciation/depreciation
  on investments............................        87,448                1,176,883             (1,561,566)               (760,110)
                                              ------------             ------------            -----------             -----------
    Net increase (decrease) in net assets
      resulting from operations.............       224,026                1,307,537               (153,608)              1,922,170
                                              ------------             ------------            -----------             -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income.......................       (90,475)                (145,359)            (1,408,196)             (2,522,481)
Net realized gain on investments............            --                       --                     --                      --
                                              ------------             ------------            -----------             -----------
  Total dividends and distributions.........       (90,475)                (145,359)            (1,408,196)             (2,522,481)
                                              ------------             ------------            -----------             -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C) ....      (185,954)                 292,996              8,592,988              12,389,668
                                              ------------             ------------            -----------             -----------
Total increase (decrease) in net assets ....       (52,403)               1,455,174              7,031,184              11,789,357

NET ASSETS:
Beginning of period.........................     8,752,766                7,297,592             68,353,951              56,564,594
                                              ------------             ------------            -----------             -----------
End of period *.............................   $ 8,700,363              $ 8,752,766            $75,385,135             $68,353,951
                                               ===========              ===========            ===========             ===========
* Including undistributed net
  investment income of:.....................   $        --              $    10,414            $    91,604             $   107,578
                                               ===========              ===========            ===========             ===========



                                      See notes to the financial statements.


                       STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                             LKCM
                                                                                                      INTERNATIONAL FUND
                                                                                            --------------------------------------
                                                                                            Six Months Ended           Year Ended
                                                                                              June 30, 2004           December 31,
                                                                                               (Unaudited)                2003
                                                                                               -----------            ------------
OPERATIONS:
Net investment income.....................................................................     $   237,706            $    334,316
Net realized gain on investments, futures contracts and foreign currency transactions ....       3,094,301               2,159,782
Net change in unrealized appreciation/depreciation........................................      (2,419,295)              7,476,776
                                                                                               -----------            ------------
    Net increase in net assets resulting from operations..................................         912,712               9,970,874
                                                                                               -----------            ------------

DIVIDENDS TO SHAREHOLDERS:
Net investment income.....................................................................              --                (536,161)
                                                                                               -----------            ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS (NOTE C) ..............      (4,183,279)                213,109
                                                                                               -----------            ------------
Total increase (decrease) in net assets...................................................      (3,270,567)              9,647,822

NET ASSETS:
Beginning of period.......................................................................      41,189,465              31,541,643
                                                                                               -----------            ------------
End of period *...........................................................................     $37,918,898            $ 41,189,465
                                                                                               ===========            ============
* Including undistributed net investment income of:.......................................     $   237,706            $         --
                                                                                               ===========            ============


                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                        LKCM SMALL CAP EQUITY FUND
                                         Institutional    Institutional
                                             Class            Class*
                                          Six Months           Year            Year            Year           Year          Year
                                             Ended            Ended           Ended           Ended          Ended         Ended
                                         June 30, 2004     December 31,    December 31,    December 31,   December 31,  December 31,
                                          (Unaudited)          2003            2002            2001           2000         1999
                                            --------         --------        --------        --------       --------     --------
NET ASSET VALUE -- BEGINNING OF PERIOD ...  $  19.54         $  15.24        $  17.29        $  17.00       $  18.08     $  15.72
                                            --------         --------        --------        --------       --------     --------
Net investment income (loss) .............     (0.04)(2)        (0.08)(1)       (0.03)(2)        0.08           0.05         0.03
Net realized and unrealized gain (loss)
   on investments ........................      2.44             5.38           (2.01)           1.20           2.02         2.61
                                            --------         --------        --------        --------       --------     --------
    Total from investment operations .....      2.40             5.30           (2.04)           1.28           2.07         2.64
                                            --------         --------        --------        --------       --------     --------
Dividends from net investment income .....        --               --           (0.00)(3)       (0.07)         (0.05)       (0.03)
Distributions from net realized gains ....        --            (1.00)          (0.01)          (0.92)         (3.10)       (0.25)
                                            --------         --------        --------        --------       --------     --------
    Total dividends and distributions ....        --            (1.00)          (0.01)          (0.99)         (3.15)       (0.28)
                                            --------         --------        --------        --------       --------     --------
NET ASSET VALUE -- END OF PERIOD .........  $  21.94         $  19.54        $  15.24        $  17.29       $  17.00     $  18.08
                                            ========         ========        ========        ========       ========     ========
TOTAL RETURN .............................    12.28%(4)        34.71%        (11.79)%           7.50%         11.37%       16.83%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ....  $311,787         $266,842        $206,886        $220,570       $211,001     $230,164
Ratio of expenses to average net assets ..     0.96%(5)         0.97%           0.94%           0.92%          0.93%        0.90%
Ratio of net investment income (loss)
  to average net assets ..................   (0.43)%(5)       (0.45)%         (0.19)%           0.46%          0.32%        0.16%
Portfolio turnover rate(6) ...............       27%              43%             52%             62%            79%          48%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Shares.
(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)  Less than $(0.005).
(4)  Not annualized.
(5)  Annualized.
(6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                 LKCM SMALL CAP EQUITY FUND - ADVISER CLASS
                                                                         Six Months       June 5, 2003
                                                                           ended             through
                                                                       June 30, 2004      December 31,
                                                                        (Unaudited)          2003*
                                                                          -------           -------
Net Asset Value -- Beginning of Period..............................      $ 19.51           $ 16.85
                                                                          -------           -------
Net investment loss.................................................        (0.06)(2)         (0.08)(1)
Net realized and unrealized gain on investments.....................         2.43              3.74
                                                                          -------           -------
    Total from investment operations................................         2.37              3.66
                                                                          -------           -------
Dividends from net investment income................................           --                --
Distributions from net realized gains...............................           --             (1.00)
                                                                          -------           -------
    Total dividends and distributions...............................           --             (1.00)
                                                                          -------           -------
NET ASSET VALUE -- END OF PERIOD....................................      $ 21.88           $ 19.51
                                                                          =======           =======
TOTAL RETURN (3)....................................................       12.15%            21.66%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...............................       $5,171           $3,636
Ratio of expenses to average net assets (4).........................        1.21%             1.21%
Ratio of net investment loss to average net assets (4)..............      (0.68)%           (0.69)%
Portfolio turnover rate(5)..........................................          27%               43%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Shares. Commencement of sales of the Adviser Class occurred on June 5, 2003.
(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)  Not annualized.
(4)  Annualized.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                               LKCM EQUITY FUND
                                          Six Months          Year            Year            Year           Year          Year
                                             Ended            Ended           Ended           Ended          Ended         Ended
                                         June 30, 2004     December 31,    December 31,    December 31,   December 31,  December 31,
                                          (Unaudited)          2003            2002             2001          2000         1999
                                            --------         --------        --------        --------       --------     --------
NET ASSET VALUE -- BEGINNING OF PERIOD      $  12.24         $   9.98        $  11.76        $  13.25       $  14.91     $  14.39
                                            --------         --------        --------        --------       --------     --------
Net investment income ....................      0.03             0.07            0.06            0.08           0.40         0.10(1)
Net realized and unrealized gain (loss)
  on investments..........................      0.35             2.26           (1.78)          (1.49)          0.24         2.97
                                            --------         --------        --------        --------       --------     --------
   Total from investment operations ......      0.38             2.33           (1.72)          (1.41)          0.64         3.07
                                            --------         --------        --------        --------       --------     --------
Dividends from net investment income .....        --            (0.07)          (0.06)          (0.06)         (0.40)       (0.15)
Distributions from net realized gains ....        --               --              --           (0.02)         (1.90)       (2.40)
                                            --------         --------        --------        --------       --------     --------
   Total dividends and distributions .....        --            (0.07)          (0.06)          (0.08)         (2.30)       (2.55)
                                            --------         --------        --------        --------       --------     --------
NET ASSET VALUE-- END OF PERIOD ..........  $  12.62         $  12.24        $   9.98        $  11.76       $  13.25     $  14.91
                                            ========         ========        ========        ========       ========     ========
TOTAL RETURN..............................     3.10%(2)        23.38%        (14.64)%        (10.61)%          4.14%       23.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ....  $ 35,991         $ 33,729        $ 24,672        $ 26,822       $ 24,800     $ 27,492
Ratio of expenses to average net assets:
  Before expense waiver and/or
    reimbursement ........................     1.19%(3)         1.18%           1.05%           1.05%          1.06%        0.93%
  After expense waiver and/or
    reimbursement ........................     0.80%(3)         0.80%           0.80%           0.80%          0.80%        0.80%
Ratio of net investment income to
  average net assets:
  Before expense waiver and/or
    reimbursement ........................     0.20%(3)         0.33%           0.29%           0.53%          2.33%        0.56%
  After expense waiver and/or
    reimbursement                              0.59%(3)         0.71%           0.54%           0.78%          2.59%        0.69%
Portfolio turnover rate ..................       11%              14%             44%             35%            57%          59%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)  Not annualized.
(3)  Annualized.


                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                               LKCM BALANCED FUND
                                          Six Months          Year             Year           Year           Year          Year
                                            Ended             Ended            Ended          Ended          Ended         Ended
                                        June 30, 2004      December 31,     December 31,   December 31,   December 31,  December 31,
                                          (Unaudited)          2003             2002            2001          2000         1999
                                            --------         --------        --------        --------       --------     --------
NET ASSET VALUE -- BEGINNING OF PERIOD ...   $ 11.29         $   9.86        $  11.44        $  11.77       $  12.30     $  11.05
                                            --------         --------        --------        --------       --------     --------
Net investment income ....................      0.11             0.19            0.23            0.30           0.26         0.22
Net realized and unrealized gain (loss)
   on investments ........................      0.19             1.42           (1.59)          (0.26)         (0.55)        1.26
                                            --------         --------        --------        --------       --------     --------
   Total from investment operations ......      0.30             1.61           (1.36)           0.04          (0.29)        1.48
                                            --------         --------        --------        --------       --------     --------
Dividends from net investment income .....     (0.12)           (0.18)          (0.21)          (0.32)         (0.22)       (0.22)
Distributions from net realized gains ....        --               --           (0.01)          (0.05)         (0.02)       (0.01)
                                            --------         --------        --------        --------       --------     --------
   Total dividends and distributions .....     (0.12)           (0.18)          (0.22)          (0.37)         (0.24)       (0.23)
                                            --------         --------        --------        --------       --------     --------
NET ASSET VALUE -- END OF PERIOD .........  $  11.47         $  11.29        $   9.86        $  11.44       $  11.77     $  12.30
                                            ========         ========        ========        ========       ========     ========
TOTAL RETURN                                   2.65%(1)        16.59%        (11.97)%           0.47%        (2.34)%       13.53%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ....  $  8,700         $  8,753        $  7,298        $  7,375       $  7,767     $  6,851
Ratio of expenses to average net assets:
  Before expense reimbursement ...........     1.50%(2)         1.52%           1.66%           1.58%          1.72%        1.95%
  After expense reimbursement ............     0.80%(2)         0.80%           0.80%           0.80%          0.80%        0.80%
Ratio of net investment income to
  average net assets:
  Before expense waiver and/or
    reimbursement ........................     1.07%(2)         1.09%           1.31%           1.83%          1.24%        0.81%
  After expense waiver and/or
    reimbursement ........................     1.77%(2)         1.81%           2.17%           2.61%          2.16%        1.96%
Portfolio turnover rate ..................       12%              24%             17%             37%            48%          47%

(1)      Not annualized.
(2)      Annualized.


                     See notes to the financial statements.


                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                             LKCM FIXED INCOME FUND
                                           Six Months          Year            Year           Year            Year          Year
                                             Ended             Ended          Ended           Ended          Ended         Ended
                                         June 30, 2004      December 31,   December 31,    December 31,   December 31,  December 31,
                                           (unaudited)          2003            2002            2001          2000          1999
                                            --------         --------        --------        --------       --------     --------
NET ASSET VALUE -- BEGINNING OF PERIOD ...  $  10.52         $  10.61        $  10.48        $  10.01       $   9.69     $  10.25
                                            --------         --------        --------        --------       --------     --------
Net investment income ....................      0.20             0.42            0.51            0.60           0.56         0.52
Net realized and unrealized gain (loss)
   on investments ........................     (0.21)           (0.08)           0.13            0.45           0.31        (0.55)
                                            --------         --------        --------        --------       --------     --------
   Total from investment operations ......     (0.01)            0.34            0.64            1.05           0.87        (0.03)
                                            --------         --------        --------        --------       --------     --------
Dividends from net investment income .....     (0.20)           (0.43)          (0.51)          (0.58)         (0.55)       (0.52)
Distributions from net realized gains ....        --               --              --              --             --        (0.01)
                                            --------         --------        --------        --------       --------     --------
   Total dividends and distributions .....     (0.20)           (0.43)          (0.51)          (0.58)         (0.55)       (0.53)
                                            --------         --------        --------        --------       --------     --------
NET ASSET VALUE -- END OF PERIOD .........  $  10.31         $  10.52        $  10.61        $  10.48       $  10.01     $   9.69
                                            --------         --------        --------        --------       --------     --------
Total Return .............................   (0.09)%(1)         3.25%           6.32%          10.76%          9.26%      (0.34)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ....  $ 75,385         $ 68,354        $ 56,565        $ 45,446       $ 33,560     $ 26,016
Ratio of expenses to average net assets:
  Before expense reimbursement ...........     0.75%(2)         0.77%           0.75%           0.77%           0.84%       0.89%
  After expense reimbursement ............     0.65%(2)         0.65%           0.65%           0.65%           0.65%       0.65%
Ratio of net investment income
  to average net assets:
  Before expense waiver and/or
    reimbursement ........................     3.79%(2)         3.98%           4.96%           5.81%           5.63%       5.34%
  After expense waiver and/or
    reimbursement ........................     3.89%(2)         4.10%           5.06%           5.93%           5.82%       5.58%
Portfolio turnover rate ..................       17%              58%             40%             36%             28%         68%

(1)      Not annualized.
(2)      Annualized.


                     See notes to the financial statements.


                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                              LKCM INTERNATIONAL FUND
                                          Six Months          Year             Year           Year           Year          Year
                                             Ended            Ended            Ended          Ended          Ended         Ended
                                        June 30, 2004      December 31,     December 31,    December 31,  December 31,  December 31,
                                          (unaudited)          2003             2002           2001            2000        1999
                                            --------         --------        --------        --------       --------     --------
NET ASSET VALUE -- BEGINNING OF PERIOD ...  $   8.52         $   6.41        $   8.07        $  11.44       $  15.44     $  11.01
                                            --------         --------        --------        --------       --------     --------
Net investment income ....................      0.05             0.07(2)         0.08(1)         0.01(1)        0.06(1)      0.00
Net realized and unrealized gain (loss)
  on investments .........................      0.16             2.13           (1.60)          (3.35)         (1.74)        4.70
                                            --------         --------        --------        --------       --------     --------
   Total from investment operations ......      0.21             2.20           (1.52)          (3.34)         (1.68)        4.70
                                            --------         --------        --------        --------       --------     --------
Redemption fees ..........................        --             0.02              --              --             --           --
                                            --------         --------        --------        --------       --------     --------
Dividends from net investment income .....        --            (0.11)          (0.14)             --          (0.01)          --
Distributions from net realized gains ....        --               --              --           (0.03)         (2.31)       (0.27)
                                            --------         --------        --------        --------       --------     --------
   Total dividends and distributions .....        --            (0.11)          (0.14)          (0.03)         (2.32)       (0.27)
                                            --------         --------        --------        --------       --------     --------
NET ASSET VALUE -- END OF PERIOD .........  $   8.73         $   8.52        $   6.41        $   8.07       $  11.44     $  15.44
                                            ========         ========        ========        ========       ========     ========
TOTAL RETURN .............................     2.46%(4)        34.68%        (18.86)%        (29.16)%       (10.68)%       42.71%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ....  $ 37,919         $ 41,189        $ 31,542        $ 70,368        $ 99,526     $ 83,892
Ratio of expenses to average net assets:
  Before expense reimbursement ...........     1.61%(5)         1.99%           1.55%           1.56%           1.51%        1.52%
  After expense reimbursement ............     1.20%(5)         1.20%           1.20%           1.20%           1.20%        1.20%
Ratio of net investment income (loss)
  to average net assets:
  Before expense waiver and/or
    reimbursement ........................     0.73%(5)         0.25%           0.68%         (0.21)%           0.08%      (0.28)%
  After expense waiver and/or
    reimbursement ........................     1.14%(5)         1.04%           1.03%           0.15%           0.39%        0.04%
Portfolio turnover rate ..................       N/A              N/A             N/A             N/A            186%(3)      205%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.
(3) On October 2, 2000, the Fund invested all of its investable assets into the TT EAFE Portfolio, which has an identical investment objective as the Fund. Portfolio turnover rate is provided for the period January 1, 2000 through September 30, 2000.
(4)  Not annualized.
(5)  Annualized.


                     See notes to the financial statements.

                                   LKCM FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS



A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of five diversified series of shares comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity
Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note C. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize capital appreciation by investing primarily in equity securities of small companies (those with market values less than $2.0 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above- average returns on the shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The LKCM International Fund currently intends to attempt to achieve its goal by operating under a master-feeder structure. This means that the LKCM International Fund currently intends to seek its investment objective by investing all of its investable assets in the TT EAFE Portfolio ("Portfolio" or "Master Portfolio"), a series of the TT International U.S.A. Master Trust, which has an identical investment objective as the LKCM International Fund and is managed by TT International Investment Management ("TT International"). On October 2, 2000, the International Fund invested all of its investable assets into the Portfolio. At June 30, 2004, the LKCM International Fund has a 34.7% ownership interest in the Portfolio, which is recorded at value. The Portfoliofinancial statements are included within this annual report and should be read in conjunction with the financial statements of the LKCM International Fund. The LKCM International Fund records its daily pro-rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the LKCM International Fund accrues its own expenses daily as incurred. Accounting policies of the Portfolio, including valuation of investments, are more fully described in the Portfolio's financial statements.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

    1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

    3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

    4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

    5. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

    6. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund's classes in proportion to their respective net assets.

    7. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    8. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual rates presented below as applied to each Fund's daily net assets. For the six months ended June 30, 2004, the Adviser waived and/or reimbursed the following expenses:

                            LKCM         LKCM          LKCM          LKCM            LKCM
                          SMALL CAP     EQUITY       BALANCED       FIXED        INTERNATIONAL
                         EQUITY FUND     FUND          FUND       INCOME FUND        FUND
Annual Advisory Rate        0.75%        0.70%         0.65%         0.50%          (1)(2)
Annual Cap on Expenses      1.00%        0.80%         0.80%         0.65%           1.20%
Expenses Waived and/or
Reimbursed                   --         $66,688       $30,504       $35,656         $85,079

(1) To the extent that the Fund invests all of its investable assets in the Portfolio, the advisory fee paid to the Adviser is reduced from an annual rate of 1.00% of the Fund's average daily net assets to an annual rate of 0.50% of the Fund's average daily net assets.

(2) TT International is entitled to receive a fee from the Portfolio, calculated daily and payable monthly, at the annual rate of 0.50%.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Funds except LKCM International Fund. U.S. Bank, N.A. serves as custodian for all LKCM Funds except LKCM International Fund. The Northern Trust Company serves as custodian for the LKCMInternational Fund. SEI

Investments Company serves as accounting services agent and sub-administrator of the LKCM International Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the Fund's average daily net assets. For the six months ended June 30, 2004, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $5,075.

C. FUND SHARES:

At June 30, 2004, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

SMALL CAP EQUITY FUND

                               SIX MONTHS ENDED              YEAR ENDED
                                 JUNE 30, 2004            DECEMBER 31, 2003
                           ------------------------   ------------------------
                              INSTITUTIONAL CLASS        INSTITUTIONAL CLASS
                             SHARES        AMOUNT        SHARES       AMOUNT
                           ----------   -----------   ----------   ------------
Shares sold                   953,069   $19,353,251      888,911   $ 15,343,228
Shares issued to
  shareholders in
  reinvestment
  of distributions                 --            --      610,521     12,045,571
Shares redeemed              (397,731)   (8,090,758)  (1,414,800)   (25,211,565)
Redemption fee                     --            --           --            129
                           ----------   -----------   ----------   ------------
Net increase                  555,338   $11,262,493       84,632   $  2,177,363
                                        ===========                ============
SHARES OUTSTANDING:
Beginning of period        13,658,021                 13,573,389
                           ----------                 ----------
End of period              14,213,359                 13,658,021
                           ==========                 ==========

                                                             JUNE 5, 2003*
                               SIX MONTHS ENDED                 THROUGH
                                 JUNE 30, 2004              DECEMBER 31, 2003
                           ------------------------     ------------------------
                                 ADVISER CLASS               ADVISER CLASS
                              SHARES      AMOUNT           SHARES      AMOUNT
                           ----------   -----------     ----------  ------------
Shares sold                    50,007   $ 1,023,455        177,377   $ 3,202,841
Shares issued to
  shareholders in
  reinvestment
  of distributions                 --            --          8,997       177,235
Shares redeemed                   (29)         (600)            --            --
                           ----------   -----------     ----------  ------------
Net increase                   49,978   $ 1,022,855        186,374   $ 3,380,076
                                        ===========                 ============
SHARES OUTSTANDING:
Beginning of period           186,374                           --
                           ----------                   ----------
End of period                 236,352                      186,374
                           ==========                   ==========
Total Net Increase                      $12,285,348                  $ 5,557,439
                                        ===========                 ============
* Commencement of sales.

EQUITY FUND

                                SIX MONTHS ENDED              YEAR ENDED
                                  JUNE 30, 2004            DECEMBER 31, 2003
                           ------------------------    ------------------------
                             SHARES        AMOUNT         SHARES      AMOUNT
                           ----------    ----------    ----------    ----------
Shares sold                   219,194    $2,713,535       670,954    $7,074,203
Shares issued to
  shareholders in
  reinvestment
  of distributions                 --            --        15,076       184,230
Shares redeemed              (123,241)   (1,534,627)     (403,376)   (4,432,020)
Redemption fee                     --            --            --            47
                           ----------    ----------    ----------    ----------
Net increase                   95,953    $1,178,908       282,654    $2,826,460
                                         ==========                  ==========
SHARES OUTSTANDING:

Beginning of period         2,755,898                   2,473,244
                           ----------                  ----------
End of period               2,851,851                   2,755,898
                           ==========                  ==========

BALANCED FUND
                                SIX MONTHS ENDED               YEAR ENDED
                                 JUNE 30, 2004              DECEMBER 31, 2003
                           ------------------------     ------------------------
                             SHARES        AMOUNT          SHARES      AMOUNT
                           ----------   -----------     ----------  ------------
Shares sold                   22,927     $ 262,860        139,988    $1,401,222
Shares issued to
  shareholders in
  reinvestment
  of distributions             7,832        89,392         14,052       143,493
Shares redeemed              (47,077)     (538,206)      (118,728)   (1,251,719)
                          ----------    ----------     ----------    ----------
Net increase (decrease)      (16,318)   $ (185,954)        35,312    $  292,996
                                        ==========                   ==========
SHARES OUTSTANDING:
Beginning of period          775,175                      739,863
                          ----------                   ----------
End of period                758,857                      775,175
                          ==========                   ==========

FIXED INCOME FUND
                               SIX MONTHS ENDED                YEAR ENDED
                                 JUNE 30, 2004              DECEMBER 31, 2003
                           ------------------------     ------------------------
                             SHARES        AMOUNT          SHARES      AMOUNT
                           ----------   -----------     ----------  ------------
Shares sold                1,157,676   $12,255,530      1,508,017   $16,015,902
Shares issued to
  shareholders in
  reinvestment
  of distributions           114,194     1,195,660        199,316     2,105,232
Shares redeemed             (460,045)   (4,858,202)      (540,941)   (5,731,565)
Redemption fee                    --            --             --            99
                          ----------   -----------     ----------  ------------
Net increase                 811,825   $ 8,592,988      1,166,392   $12,389,668
                                       ===========                 ============
SHARES OUTSTANDING:

Beginning of period        6,496,480                    5,330,088
                          ----------                   ----------
End of period              7,308,305                    6,496,480
                          ==========                   ==========

INTERNATIONAL FUND
                               SIX MONTHS ENDED                YEAR ENDED
                                 JUNE 30, 2004              DECEMBER 31, 2003
                           ------------------------     ------------------------
                             SHARES        AMOUNT          SHARES      AMOUNT
                           ----------   -----------     ----------  ------------
Shares sold                  212,337   $ 1,853,056      2,859,335  $ 19,538,465
Shares issued to
  shareholders in
  reinvestment
  of distributions                --            --         62,431       528,796
Shares redeemed             (701,408)   (6,036,335)    (3,006,962)  (19,966,021)
Redemption fee                    --            --             --       111,869
                          ----------   -----------     ----------  ------------
Net increase (decrease)     (489,071)  $(4,183,279)       (85,196)   $  213,109
                                       ===========                 ============
SHARES OUTSTANDING:

Beginning of period        4,833,767                    4,918,963
                          ----------                  -----------
End of period              4,344,696                    4,833,767
                          ==========                  ===========

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2004 were as follows

                                     PURCHASES                   SALES
                                 U.S.                      U.S.
                              GOVERNMENT      OTHER     GOVERNMENT      OTHER
                              ----------   -----------  ----------   -----------
LKCM Small Cap Equity Fund    $       --   $84,304,100  $       --   $74,707,606
LKCM Equity Fund                      --     3,515,083          --     4,397,718
LKCM Balanced Fund                    --     1,044,369          --     1,417,088
LKCM Fixed Income Fund         2,004,101    17,017,705   3,088,545     8,648,911

E. TAX INFORMATION: At December 31, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

                                    LKCM            LKCM          LKCM          LKCM
                                 SMALL CAP         EQUITY       BALANCED        FIXED
                                EQUITY FUND         FUND          FUND       INCOME FUND
                               ------------     -----------   -----------    -----------
Cost of investments            $181,955,706     $28,149,190   $ 8,156,340    $65,388,657
                               ============     ===========   ===========    ===========
Gross unrealized appreciation  $ 90,238,406     $ 6,903,882   $ 1,153,426    $ 2,261,610
Gross unrealized depreciation    (1,269,179)     (1,044,168)     (590,072)      (229,809)
                               ------------     -----------   -----------    -----------
Net unrealized appreciation    $ 88,969,227     $ 5,859,714$      563,354    $ 2,031,801
                               ============     ===========   ===========    ===========
Undistributed ordinary income  $         --     $    58,198   $    44,404    $    32,423
Undistributed long-term
  capital gain                    8,316,946              --            --             --
                               ------------     -----------   -----------    -----------
Total distributable earnings   $  8,316,946     $    58,198   $    44,404    $    32,423
                               ------------     -----------   -----------    -----------
Other accumulated losses       $         --     $  (776,855)  $  (319,524)   $  (332,878)
                               ------------     -----------   -----------    -----------
Total accumulated earnings     $ 97,286,173     $ 5,141,057   $   288,234    $ 1,731,346
                               ============     ===========   ===========    ===========

At December 31, 2003 the accumulated capital loss carryforwards were as follows:

                              LKCM         LKCM       LKCM        LKCM           LKCM
                            SMALL CAP     EQUITY    BALANCED     FIXED       INTERNATIONAL
                           EQUITY FUND     FUND       FUND     INCOME FUND       FUND
                           ----------  ----------  ---------   -----------   -----------
Expiring in 2009           $       --  $   64,154  $      --   $        --   $28,907,739
Expiring in 2010                   --     489,676    309,137       332,878    11,720,144
Expiring in 2011                   --     143,387     10,387            --            --
                           ----------  ----------  ---------   -----------   -----------
Total capital loss
  carryforwards            $       --  $  697,217  $ 319,524   $   332,878   $40,627,883
                           ==========  ==========  =========   ===========   ===========

To the extent the Funds realize future net capital gains, those gains will be offset by an unused capital loss carryforwards. For the year ended December 31, 2003, capital loss carryforwards of $1,968,360, $202,060, and $49,168 were utilized by the LKCM Small Cap Equity Fund, LKCM Fixed Income Fund, and the LKCM International Fund, respectively. At December 31, 2003, the LKCM Equity Fund and the LKCM International Fund had net realized losses from transitions between November 1, 2003 and December 31, 2003 of $79,638 and $121,943, respectively, which are deferred for tax purposes and will be recognized in 2004.

The tax components of dividends paid during the six months ended June 30, 2004 were as follows:

                                 ORDINARY     LONG-TERM
                                  INCOME    CAPITAL GAINS
                                ----------  -------------
LKCM Small Cap Equity Fund      $       --  $         --
LKCM Equity Fund                        --            --
LKCM Balanced Fund                  90,475            --
LKCM Fixed Income Fund           1,408,196            --
LKCM International Fund                 --            --

The tax components of dividends paid during the year ended December 31, 2003 were as follows:

                                 ORDINARY     LONG-TERM
                                  INCOME    CAPITAL GAINS
                                ----------  -------------
LKCM Small Cap Equity Fund      $       --  $  13,219,748
LKCM Equity Fund                   204,369             --
LKCM Balanced Fund                 145,359             --
LKCM Fixed Income Fund           2,522,481             --
LKCM International Fund            536,161             --

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

ADDITIONAL TAX INFORMATION: For the fiscal year 2003, the LKCM Equity, Balanced and International Funds designate 73.52%, 56.91% and 77.65%, respectively, of dividends from net investment income as qualified dividend income under the Jobs & Growth Tax Reconciliation Act of 2003.

                                TT EAFE PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2004 (UNAUDITED)

-----------------------------------------------------------------------
                                                         VALUE (NOTE 2)
COMMON STOCKS - 91.71%                         SHARES               US$
-----------------------------------------------------------------------
AUSTRALIA - 0.67%
-----------------------------------------------------------------------
PAPERS & PACKAGING - 0.67%
  Amcor Ltd.                                  150,920       $   732,762
                                                            -----------
TOTAL AUSTRALIA                                                 732,762

-----------------------------------------------------------------------
FRANCE - 7.49%
-----------------------------------------------------------------------
BANKS - 1.17%
  Credit Agricole SA                           52,827         1,285,440
                                                            -----------

COMPUTERS - 0.83%
  Atos Origin*                                 14,119           906,992
                                                            -----------

MEDIA - 1.74%
  Vivendi Universal SA*                        68,861         1,910,178
                                                            -----------

PHARMACEUTICALS - 3.75%
  Aventis SA*                                  32,308         2,439,032
  Sanofi-Synthelabo SA*                        26,244         1,663,541
                                                            -----------
                                                              4,102,573
                                                            -----------
TOTAL FRANCE                                                  8,205,183
                                                            -----------

-----------------------------------------------------------------------
GERMANY - 10.27%
-----------------------------------------------------------------------
AUTOMOTIVE - 2.16%
  Bayerische Motoren
    Werke AG*                                  53,353         2,360,847
                                                            -----------

DIVERSIFIED OPERATIONS - 2.12%
  Siemens AG*                                  32,270         2,320,736
                                                            -----------

DIVERSIFIED TELECOMMUNICATIONS - 1.52%
  Deutsche Telekom AG*                         94,908         1,667,384
                                                            -----------

INSURANCE - 3.26%
  Muenchener
    Rueckversicherungs AG*                     32,896         3,566,042
                                                            -----------

TRANSPORTATION SERVICES - 1.21%
  Deutsche Post AG                             61,612         1,330,544
                                                            -----------
TOTAL GERMANY                                                11,245,553
                                                            -----------

-----------------------------------------------------------------------
HONG KONG - 1.54%
-----------------------------------------------------------------------
DIVERSIFIED OPERATIONS - 0.29%
China Resources
    Enterprise Ltd.                           266,000           322,278
                                                            -----------



-----------------------------------------------------------------------
                                                         VALUE (NOTE 2)
COMMON STOCKS                                  SHARES               US$
-----------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 0.73%
  China Telecom
    Corp. Ltd.                              1,100,000       $   384,305
  PCCW Ltd.*                                  607,000           412,459
                                                            -----------
                                                                796,764

REAL ESTATE - 0.52%
  Henderson Land
    Development Ltd.                          132,000           568,630
                                                            -----------
TOTAL HONG KONG                                               1,687,672
                                                            -----------

-----------------------------------------------------------------------
ITALY - 1.53%
-----------------------------------------------------------------------
BANKS - 1.53%
  Capitalia SPA                               536,895         1,678,758
                                                            -----------
TOTAL ITALY                                                   1,678,758
                                                            -----------

-----------------------------------------------------------------------
JAPAN - 27.45%
-----------------------------------------------------------------------
AUTOMOTIVE - 0.82%
  Bridgestone Corp.                            48,000           901,801
                                                            -----------

BANKS - 10.55%
  Bank of Yokohama Ltd.                       203,000         1,268,808
  Mitsui Trust Holdings Inc.                  126,000           923,796
  Mizuho Financial Group Inc.                     771         3,497,640
  Sumitomo Mitsui
    Financial Group Inc.                          288         1,974,284
  Sumitomo Trust
    & Banking Co. Ltd.                        264,000         1,879,925
  UFJ Holdings Inc.*                              455         2,009,898
                                                            -----------
                                                             11,554,351
                                                            -----------

COMPUTERS - 0.06%
  Nomura Research
    Institute Ltd.                                600            63,951
                                                            -----------

DIVERSIFIED OPERATIONS - 4.07%
  Aeon Co. Ltd.                                16,000           642,258
  Bandai Co. Ltd.                               2,000            54,438
  Daikin Industries Ltd.                        4,000           107,410
  Daiwa House
    Industry Co. Ltd.                         105,000         1,218,256
  JGC Corp.                                    24,000           230,949
  Kajima Corp.                                155,000           575,310
  Lawson Inc.                                   5,500           226,825
  Sekisui Chemical Co. Ltd.                    77,000           649,929
  Tostem Inax Holding Corp.                    35,000           755,396
                                                            -----------
                                                              4,460,771
                                                            -----------


                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2004 (UNAUDITED)

-----------------------------------------------------------------------
                                                         VALUE (NOTE 2)
COMMON STOCKS                                  SHARES               US$
-----------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 1.31%
  KDDI Corp.                                      110       $   629,061
  Rakuten Inc.                                    106           809,220
                                                            -----------
                                                              1,438,281
                                                            -----------

ELECTRONIC EQUIPMENT &
    INSTRUMENTS - 1.19%
  Keyence Corp.                                   400            91,243
  Secom Co. Ltd.                               28,500         1,209,321
                                                            -----------
                                                              1,300,564
                                                            -----------

FINANCIAL SERVICES - 3.72%
  Credit Saison Co. Ltd.                       28,200           847,693
  Orix Corp.                                   12,200         1,397,608
  Promise Co. Ltd.                             22,200         1,481,153
  SFCG Co. Ltd.                                 1,710           343,206
                                                            -----------
                                                              4,069,660
                                                            -----------

INSURANCE - 2.06%
  Millea Holdings Inc.                             96         1,425,285
  T&D Holdings Inc.*                           16,550           826,628
                                                            -----------
                                                              2,251,913
                                                            -----------

REAL ESTATE - 1.61%
  Mitsui Fudosan Co. Ltd.                     127,000         1,522,394
  Sumitomo Realty &
    Development Co. Ltd.                       19,000           235,421
                                                            -----------
                                                              1,757,815
                                                            -----------

RETAILERS - 0.23%
  Citizen Watch Co. Ltd.                       19,000           215,222
  Fast Retailing Co. Ltd.                         500            40,462
                                                            -----------
                                                                255,684
                                                            -----------

TELEVISION - 1.08%
  Fuji Television Network Inc.                    517         1,184,530
                                                            -----------

TRADING COMPANIES &
    DISTRIBUTORS - 0.06%
  Mitsui & Co. Ltd.                             9,000            67,388
                                                            -----------

TRANSPORTATION SERVICES - 0.69%
  Tokyu Corp.                                 147,000           753,086
                                                            -----------
TOTAL JAPAN                                                  30,059,795
                                                            -----------



-----------------------------------------------------------------------
                                                         VALUE (NOTE 2)
COMMON STOCKS                                  SHARES               US$
-----------------------------------------------------------------------
MALAYSIA - 0.67%
-----------------------------------------------------------------------
BANKS - 0.39%
  Commerce Asset
    Holdings BHD*                             337,400       $   431,517
                                                            -----------

DIVERSIFIED OPERATIONS - 0.28%
  IOI Corp. BHD*                              142,800           306,268
                                                            -----------
TOTAL MALAYSIA                                                  737,785
                                                            -----------

-----------------------------------------------------------------------
NETHERLANDS - 3.05%
-----------------------------------------------------------------------
DIVERSIFIED OPERATIONS - 1.14%
  European Aeronautic Defense
    and Space Co.*                             44,982         1,252,162
                                                            -----------
ELECTRONIC EQUIPMENT &
    INSTRUMENTS - 1.91%
  Koninklijke Philips
    Electronics NV*                            77,675         2,091,358
                                                            -----------
TOTAL NETHERLANDS                                             3,343,520
                                                            -----------

-----------------------------------------------------------------------
SINGAPORE - 1.57%
-----------------------------------------------------------------------
BANKS - 0.76%
  DBS Group Holdings Ltd.                     100,000           836,019
                                                            -----------

ELECTRONIC EQUIPMENT &
    INSTRUMENTS - 0.46%
Venture Corp. Ltd.                             48,000           501,611
                                                            -----------

REAL ESTATE - 0.35%
  CapitaCommercial Trust*                      71,158            44,617
  CapitaLand Ltd.                             423,000           336,445
                                                            -----------
                                                                381,062
                                                            -----------
TOTAL SINGAPORE                                               1,718,692
                                                            -----------

-----------------------------------------------------------------------
SOUTH KOREA - 3.21%
-----------------------------------------------------------------------
AUTOMOTIVE - 0.42%
  Hyundai Motor Co.                            11,970           460,464
                                                            -----------

BANKS - 1.06%
  Kookmin Bank*                                37,340         1,160,109
                                                            -----------

ELECTRONIC EQUIPMENT &
    INSTRUMENTS - 1.04%
  Samsung Electronics
    Co. Ltd.                                    2,748         1,134,397
                                                            -----------



                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2004 (UNAUDITED)



-----------------------------------------------------------------------
                                                         VALUE (NOTE 2)
COMMON STOCKS                                  SHARES               US$
-----------------------------------------------------------------------
FINANCIAL SERVICES - 0.30%
  Samsung Securities
    Co. Ltd.                                   20,193       $   331,162
                                                            -----------

INSURANCE - 0.39%
  Samsung Fire & Marine
    Insurance Co. Ltd.                          6,760           432,336
                                                            -----------
TOTAL SOUTH KOREA                                             3,518,468
                                                            -----------

-----------------------------------------------------------------------
SPAIN - 1.01%
-----------------------------------------------------------------------
OIL & GAS - 1.01%
  Repsol YPF SA*                               50,702         1,110,359
                                                            -----------
TOTAL SPAIN                                                   1,110,359
                                                            -----------

-----------------------------------------------------------------------
SWITZERLAND - 8.75%
-----------------------------------------------------------------------
BANKS - 5.39%
  Credit Suisse Group*                         89,762         3,189,403
  UBS AG*                                      38,443         2,708,875
                                                            -----------
                                                              5,898,278
                                                            -----------

BUILDING MATERIALS - 0.98%
  Holcim Ltd.*                                 19,719         1,072,232
                                                            -----------

INSURANCE - 2.38%
  Swiss Reinsurance*                           20,008         1,299,626
  Zurich Financial
    Services AG*                                8,287         1,308,491
                                                            -----------
                                                              2,608,117
                                                            -----------
TOTAL SWITZERLAND                                             9,578,627
                                                            -----------

-----------------------------------------------------------------------
TAIWAN - 1.27%
-----------------------------------------------------------------------
BANKS - 1.01%
  First Financial Holdings
    Co. Ltd.*                               1,528,000         1,108,300
                                                            -----------

DIVERSIFIED TELECOMMUNICATIONS - 0.26%
  D-Link Corp.                                243,000           283,885
                                                            -----------
TOTAL TAIWAN                                                  1,392,185
                                                            -----------

-----------------------------------------------------------------------
THAILAND - 1.31%
-----------------------------------------------------------------------
BANKS - 0.70%
  Kasikornbank PCL*                           302,200           384,356
  Kasikornbank PCL NVDR*                      305,500           377,345
                                                            -----------
                                                                761,701
                                                            -----------



-----------------------------------------------------------------------
                                                         VALUE (NOTE 2)
COMMON STOCKS                                  SHARES               US$
-----------------------------------------------------------------------
BUILDING MATERIALS - 0.61%
  Siam Cement PCL
    NVDR*                                     117,700        $  667,883
                                                            -----------
TOTAL THAILAND                                                1,429,584
                                                            -----------

-----------------------------------------------------------------------
UNITED KINGDOM - 21.92%
-----------------------------------------------------------------------
AIRLINES - 1.55%
  British Airways PLC*                        340,235         1,699,879
                                                            -----------

BANKS - 7.34%
  Abbey National PLC                          207,570         1,932,017
  HBOS PLC                                    298,820         3,698,536
  Standard Chartered PLC                      147,965         2,409,644
                                                            -----------
                                                              8,040,197
                                                            -----------

BEVERAGES, FOOD & TOBACCO - 3.95%
  British American
    Tobacco PLC*                              135,124         2,093,929
  Diageo PLC                                   47,553           641,175
  Tesco PLC                                   330,281         1,594,743
                                                            -----------
                                                              4,329,847
                                                            -----------

CHEMICALS - 1.86%
  BOC Group PLC                               121,272         2,029,924
                                                            -----------

DIVERSIFIED OPERATIONS - 1.43%
  Rolls-Royce Group PLC                       343,555         1,568,495
                                                            -----------

ENTERTAINMENT - 1.43%
  Carnival PLC*                                32,312         1,569,249
                                                            -----------

MINERALS - 1.05%
  Xstrata PLC                                  85,613         1,144,260
                                                            -----------

TELEVISION - 1.53%
  ITV PLC*                                    798,906         1,673,382
                                                            -----------

WIRELESS TELECOMMUNICATIONS
    SERVICES - 1.78%
  mm02 PLC*                                 1,160,256         1,951,575
                                                            -----------
TOTAL UNITED KINGDOM                                         24,006,808
                                                            -----------

TOTAL COMMON STOCK
  (cost $94,247,918)                                        100,445,751
                                                            -----------



                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2004 (UNAUDITED)

-----------------------------------------------------------------------
PREFERRED                                     SHARES/    VALUE (NOTE 2)
STOCK - 1.31%                             FACE AMOUNT               US$
-----------------------------------------------------------------------
GERMANY - 1.31%
-----------------------------------------------------------------------
  Porsche AG*                                   2,148     $   1,437,481
                                                          -------------
TOTAL GERMANY                                                 1,437,481
                                                          -------------

TOTAL PREFERRED STOCK
  (cost $1,312,685)                                           1,437,481
                                                          -------------

-----------------------------------------------------------------------
EQUITY PERFORMANCE
LINKED NOTE - 3.58%
-----------------------------------------------------------------------
  UBS Japan Mid-Cap
    Index*+
    0.00%, 03/08/06                   JPY 262,500,000         3,919,821
                                                          -------------
TOTAL EQUITY PERFORMANCE LINKED NOTE
  (cost $3,437,801)                                           3,919,821
                                                          -------------

TOTAL INVESTMENTS - 96.60%
  (cost $98,998,404)                                        105,803,053
                                                          -------------

Other Assets in Excess
    of Liabilities - 3.40%                                    3,723,103
                                                          -------------

Total Net Assets - 100.00%                                $ 109,526,156
                                                          =============

   *   --  Non-income producing security.
   +   --  See Note 2 in Notes to Financial Statements
  JPY  --  Japanese Yen
  Ltd. --  Limited

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2004 (UNAUDITED)

                                                                                  US$
                                                                         ------------
ASSETS:
Investments, at value (cost $98,998,404)................................ $105,803,053
Cash....................................................................    1,847,741
Foreign currency, at value (cost $2,452,338)............................    2,451,096
Receivable for investments sold.........................................    3,910,879
Receivable for spot contracts...........................................      890,793
Recoverable foreign taxes...............................................      136,120
Unrealized gain on open forward foreign currency exchange contracts.....      106,194
Dividend and interest receivable........................................       82,322
Other assets............................................................        5,062
                                                                         ------------
  Total Assets..........................................................  115,233,260
                                                                         ============
LIABILITIES:

Payable for investments purchased.......................................    4,680,011
Payable for spot contracts..............................................      889,645
Payable for investment advisory fees....................................       44,219
Unrealized loss on open forward foreign currency exchange contracts.....        2,520
Payable for administration fees.........................................        8,083
Payable for trustees fees...............................................        6,333
Accrued expenses and other liabilities..................................       76,293
                                                                         ------------
  Total Liabilities.....................................................    5,707,104
                                                                         ------------
NET ASSETS.............................................................. $109,526,156
                                                                         ============


                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)
                                                                                US$
                                                                         ------------
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $143,625)............. $  1,151,694
Interest income.........................................................       17,289
                                                                         ------------
  Total Investment Income...............................................    1,168,983
                                                                         ------------
EXPENSES:
Investment advisory fee.................................................      243,786
Administration fees.....................................................       49,521
Custody fees............................................................       33,376
Trustees' fees and expenses.............................................       23,441
Audit fees..............................................................       17,848
Legal services..........................................................        9,215
Other fees..............................................................       15,401
                                                                         ------------
  Total Expenses........................................................      392,588
                                                                         ------------
NET INVESTMENT INCOME...................................................      776,395
                                                                         ------------

REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investment security transactions......................................    7,333,064
  Foreign currency translation and forward foreign currency
    exchange contracts .................................................     (480,572)
                                                                         ------------

Net change in unrealized appreciation (depreciation) on:
  Investment securities.................................................   (6,136,030)
  Foreign currency translation and forward foreign currency
    exchange contracts .................................................       93,447
                                                                         ------------
NET GAIN ON INVESTMENTS.................................................      809,909
                                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................... $  1,586,304
                                                                         ============


                     See notes to the financial statements.


                                TT EAFE PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS
                                                                                   TT EAFE
                                                                                  PORTFOLIO
                                                                        Six Months           Year
                                                                           Ended             Ended
                                                                       June 30, 2004      December 31,
                                                                         (Unaudited)          2003
                                                                             US$               US$
                                                                        ------------      ------------
OPERATIONS:
Net investment income........................................           $    776,395      $    949,576
Net realized gain on investments, foreign currency
  translation and foreign currency exchange contracts........              6,852,492         4,041,255
Net change in unrealized appreciation/depreciation
  on investments, foreign currency translation and
  foreign currency exchange contracts........................             (6,042,583)       17,346,569
                                                                        ------------      ------------
  Net increase in net assets resulting from operations.......              1,586,304        22,337,400
                                                                        ------------      ------------
CAPITAL TRANSACTIONS:
  Contributions..............................................             36,274,141         5,813,185
  Withdrawals................................................            (10,897,565)      (44,341,929)
                                                                        ------------      ------------
  Net increase (decrease) in net assets from capital
    transactions ............................................             25,376,576       (38,528,744)
                                                                        ------------      ------------
Total increase (decrease) in net assets......................             26,962,880       (16,191,344)
                                                                        ------------      ------------
NET ASSETS:

Beginning of period..........................................             82,563,276        98,754,620
                                                                        ------------      ------------
End of period................................................           $109,526,156      $ 82,563,276
                                                                        ============      ============


                     See notes to the financial statements.

                                TT EAFEPORTFOLIO
                  NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

1.  ORGANIZATION

TT EAFE Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). The Portfolio Trust is registered under the Investment Company Act of 1940, as an open-end management investment company. The Portfolio Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000. TT Active International Mutual Fund held 65.3% and the LKCM International Fund held 34.7% of the Portfolio, respectively, as of June 30, 2004.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

    A. USE OF ESTIMATES

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    B. SECURITY VALUATION

    Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Portfolio are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

    Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Portfolios' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Portfolios' Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

    For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Portfolio calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Portfolio calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of a Portfolio becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Portfolio calculates net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Portfolio's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Portfolio calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser for any Portfolio holding the relevant securities that such limits have been exceeded. In such event, the adviser makes the determination whether a fair value committee meeting should be called based on the information provided.

    C. SECURITY TRANSACTIONS AND INCOME RECOGNITION

    Security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

    D. EXPENSES

    Expenses that are directly related to the Portfolio are charged to the Portfolio. Other operating expenses of the Trust are prorated to the Portfolio on the basis of relative daily net assets.

    E. FOREIGN CURRENCY TRANSLATION

    For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for financial reporting and Federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

    F. FORWARD FOREIGN CURRENCY CONTRACTS

    The Portfolio may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable forward foreign exchange rate and any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes.

At June 30, 2004, the Portfolio had the following open forward foreign currency contracts outstanding:

                                                                  NET UNREALIZED
    SETTLEMENT              DELIVER/                  RECEIVE/     APPRECIATION/
    DATE           UNITS OF CURRENCY           IN EXCHANGE FOR    (DEPRECIATION)
--------------------------------------------------------------------------------
    07/21/04           CHF 5,985,210             AUD 7,090,000         $  86,321
    08/16/04           SGD 2,057,500             EUR 1,000,000            19,873
    09/30/04           HKD 6,067,200             EUR   640,000           (2,520)
                                                                       ---------
                                                                       $ 103,674
                                                                       =========
    AUD -- Australian Dollar                 HKD -- Hong Kong Dollar
    CHF -- Swiss Franc                       SGD -- Singapore Dollar
    EUR -- Euro

    G. EQUITY-LINKED NOTES

    The Portfolio has invested in equity-linked notes, under which the payment of principal at maturity is indexed to the market values of a specified basket of equity securities. The notes are obligations of, and purchased from, a dealer who has agreed to make a secondary market in them at a price based on the daily closing values of the specified basket. In addition to the market risk of the underlying holding, the Portfolio bears additional counterparty risk to the issuing dealer. Under the terms of the notes, the Portfolio's maximum loss is limited to its initial investment.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to a Management Agreement with the Portfolio Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. For its services under the Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.

4. SECURITY TRANSACTIONS

Purchases and sales of investments for the Portfolio, exclusive of short-term securities, for the six months ended June 30, 2004, were as follows:

     COST OF PURCHASES                                      PROCEEDS FROM SALES
     US$                                                                     US$
--------------------------------------------------------------------------------
     106,114,223                                                      77,146,703

5.  FEDERAL INCOME TAXES

The Portfolio intends to qualify as a partnership for U.S. Federal income tax purposes. The Portfolio therefore believes that it will not be subject to any U.S. Federal income tax on its income and net realized capital gains (if any). However, each investor in the Portfolio will be subject to U.S. Federal income taxation on its allocable share of the Portfolio's income and capital gains for the purposes of determining its Federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the U.S. Internal Revenue Code of 1986 (the "Code").

It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.

At June 30, 2004, the Portfolio's aggregate unrealized appreciation and depreciation on investments based on cost for U.S. Federal income tax purposes were as follows:

                             UNREALIZED           UNREALIZED      NET UNREALIZED
     TAX COST              APPRECIATION         DEPRECIATION        APPRECIATION
     US$                            US$                  US$                 US$
--------------------------------------------------------------------------------
     98,998,404               8,505,679          (1,701,030)           6,804,649

6.  RISKS

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar exchange rate relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its investment in foreign securities.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

7.  FINANCIAL HIGHLIGHTS

The ratios of expenses and net investment income to average net assets, total return and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                       SIX MONTHS           YEAR          YEAR            YEAR         PERIOD
                            ENDED          ENDED         ENDED           ENDED          ENDED
                    JUNE 30, 2004   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                      (UNAUDITED)           2003          2002            2001           2000*
----------------------------------------------------------------------------------------------
Ratio of expenses          0.80%+          1.08%         0.85%           0.85%          0.92%+
Ratio of net
  investment income        1.59%+          1.30%         1.38%           0.51%          0.39%+
Portfolio Turnover           84%^           184%          231%            255%            37%
Total Return               3.11%^         34.79%      (18.51)%        (28.80)%        (4.54)%^

    * For the period October 2, 2000 (commencement of operations) through December 31, 2000.
    +  Annualized.
    ^  Not Annualized.

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA            Jacqui Brownfield
   Chairman of the Board,              Vice President,
   President                           Secretary & Treasurer

   Paul W. Greenwell                   Joseph C. Neuberger
   Vice President                      Assistant Treasurer

   Steven R. Purvis, CFA               Jeffrey T. Rauman
   Vice President                      Assistant Secretary

   H. Kirk Downey                      James Tiegs
   Trustee                             Assistant Secretary

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------
INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------
ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------
CUSTODIAN FOR ALL FUNDS EXCEPT LKCM INTERNATIONAL FUND
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, OH 45202
--------------------------------------------------------------------------------
CUSTODIAN FOR LKCM INTERNATIONAL FUND
   The Northern Trust Company
   50 South LaSalle Street
   Chicago, IL 60675
--------------------------------------------------------------------------------
FUND ACCOUNTANT & SUB-ADMINISTRATOR FOR LKCM INTERNATIONAL FUND
   SEI Investments Company
   1 Freedom Valley Drive
   Oaks, PA 19456
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue
   Milwaukee, WI 53202
--------------------------------------------------------------------------------
DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

   (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

   (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         (Registrant)  LKCM Funds

         By (Signature and Title) /s/ J. Luther King
                                  ---------------------------------------------
                                      J. Luther King, Jr., President

         Date  August 30, 2004
              -----------------------------------------------------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

         By (Signature and Title)* /s/ J. Luther King
                                   --------------------------------------------
                                       J. Luther King, Jr., President

         Date  August 30, 2004
              -----------------------------------------------------------------


         By (Signature and Title)* /s/ Jacqui Brownfield
                                   --------------------------------------------
                                       Jacqui Brownfield, Treasurer

         Date  August 30, 2004
              -----------------------------------------------------------------